SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 FILED BY THE REGISTRANT                     [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT  [  ]

Check the appropriate box:

[  ]  PRELIMINARY PROXY STATEMENT



[  ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))



[X]   DEFINITIVE PROXY STATEMENT



[  ]  DEFINITIVE ADDITIONAL MATERIALS



[  ]  SOLICITING MATERIAL PURSUANT TO SEC. 240.14A-11(C) OR SEC. 240.14A-12


     FIDELITY TREND FUND



Payment of Filing Fee (Check the appropriate box):
[X]   NO FEE REQUIRED.



[  ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

          (1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH

               TRANSACTION APPLIES:



          (2)  AGGREGATE NUMBER OF SECURITIES TO WHICH

               TRANSACTION APPLIES:



          (3)  PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION

               COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:



          (4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:



          (5)  TOTAL FEE PAID:


[  ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.



[  ]  CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A) (2)

      AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY.  IDENTIFY THE

      PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF

      ITS FILING.


     (1)  AMOUNT PREVIOUSLY PAID:



     (2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:



     (3)  FILING PARTY:



     (4)  DATE FILED:


FIDELITY TREND FUND
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of FIDELITY TREND FUND:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Trend Fund (the fund), a series of Fidelity Trend Fund, a single series trust (the trust), will be held at the office of the trust, 82 Devonshire Street, Boston, Massachusetts 02109 on December 16, 1998, at 10:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
1.  To elect a Board of Trustees.
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.
3. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
4. To adopt a new fundamental investment policy for the fund permitting the fund to invest all of its assets in another open-end investment company managed by Fidelity Management & Research Company or an affiliate with substantially the same investment objective and policies.
5.  To approve an amended management contract for the fund.
6. To approve a new sub-advisory agreement with FMR U.K. for the fund.
7. To approve a new sub-advisory agreement with FMR Far East for the fund.
8. To make certain fundamental investment policies of the fund non-fundamental.
9.  To eliminate certain fundamental policies of the fund.
10. To amend the fund's fundamental investment limitation concerning diversification.
 The Board of Trustees has fixed the close of business on October 19, 1998 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ERIC D. ROITER, Secretary
October 19, 1998
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION  VALID SIGNATURE

A. 1)  ABC CORP.                      JOHN SMITH, TREASURER

   2)  ABC CORP.                      JOHN SMITH, TREASURER

       C/O JOHN SMITH, TREASURER

B. 1)  ABC CORP. PROFIT SHARING PLAN  ANN B. COLLINS, TRUSTEE

   2)  ABC TRUST                      ANN B. COLLINS, TRUSTEE

   3)  ANN B. COLLINS, TRUSTEE        ANN B. COLLINS, TRUSTEE
       U/T/D 12/28/78

C. 1)  ANTHONY B. CRAFT, CUST.        ANTHONY B. CRAFT

       F/B/O ANTHONY B. CRAFT, JR.

       UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY TREND FUND
TO BE HELD ON DECEMBER 16, 1998
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of
Fidelity Trend Fund (the trust) to be used at the Special Meeting of Shareholders of Fidelity Trend Fund (the fund) and at any adjournments thereof (the Meeting), to be held on December 16, 1998 at 10:00 a.m.
at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research
Company (FMR), the fund's investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice.
The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about October 19,
1998. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information
Services Corp. (MIS) and D.F. King & Co., Inc.    (D.F. King)     may
be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $3,000. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), sub-advisers to the fund, is
82 Devonshire Street, Boston, Massachusetts 02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The fund may also arrange to have votes recorded by telephone. The expenses in connection with telephone voting will be paid by the fund.
If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow
shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. D.F. King may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $3,000.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted
AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this
Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 On August 31, 1998 there were    23,189,525     shares of the fund
issued and outstanding.
 As of August 31, 1998, the nominees and officers of the trust owned, in the aggregate, less than 1% of the fund's outstanding shares.
 Shareholders of record at the close of business on October 19, 1998 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
 FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD
ENDED JUNE 30, 1998 CALL 1-800-544-8888 OR WRITE TO FIDELITY
DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON,
MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS
SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE
FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 2. APPROVAL
OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF
PROPOSALS 4 THROUGH 10 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF
THE OUTSTANDING VOTING SECURITIES" OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE
LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE
MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER
NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the
Trust. Pursuant to the provisions of the Declaration of Trust of
Fidelity Trend Fund, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 All nominees named below are currently Trustees of Fidelity Trend
Fund and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, William O. McCoy, Marvin L.
Mann, and Robert C. Pozen were selected by the trust's Nominating and Administration Committee (see page ) and were appointed to the Board in March 1997, January 1997, October 1993, and August 1997,
respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either
the trust, the fund   '    s investment adviser (FMR, or the Adviser),
or the fund   '    s distribution agent, FDC. The business address of
each nominee who is an "interested person" is 82 Devonshire Street,
Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, William O. McCoy, and Robert
C. Pozen, each of the nominees is currently a Trustee of 5   7
registered investment companies advised by FMR. Mr. Gates and Mr.
McCoy are currently a Trustee of 54 registered investment companies advised by FMR. Mr. Pozen is currently a Trustee of 51 registered investment companies advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.
NOMINEE                PRINCIPAL OCCUPATION**                   YEAR OF
(AGE)                                                           ELECTION OR
                                                                APPOINTMENT

RALPH F. COX           PRESIDENT OF RABAR ENTERPRISES           1991
 (66)                  (MANAGEMENT CONSULTING-ENGINEERING
                       INDUSTRY, 1994). PRIOR TO FEBRUARY
                       1994, HE WAS PRESIDENT OF GREENHILL
                       PETROLEUM CORPORATION (PETROLEUM
                       EXPLORATION AND PRODUCTION). UNTIL
                       MARCH 1990, MR. COX WAS PRESIDENT
                       AND CHIEF OPERATING OFFICER OF UNION
                       PACIFIC RESOURCES COMPANY
                       (EXPLORATION AND PRODUCTION). HE IS A
                       DIRECTOR OF USA WASTE SERVICES, INC.
                       (NON-HAZARDOUS WASTE, 1993), CH2M
                       HILL COMPANIES (ENGINEERING), RIO
                       GRANDE, INC. (OIL AND GAS
                       PRODUCTION), AND DANIEL INDUSTRIES
                       (PETROLEUM MEASUREMENT EQUIPMENT
                       MANUFACTURER). IN ADDITION, HE IS A
                       MEMBER OF ADVISORY BOARDS OF TEXAS
                       A&M UNIVERSITY AND THE UNIVERSITY
                       OF TEXAS AT AUSTIN.

PHYLLIS BURKE DAVIS    PRIOR TO HER RETIREMENT IN SEPTEMBER     1992
 (66)                  1991, MRS. DAVIS WAS THE SENIOR
                       VICE PRESIDENT OF CORPORATE AFFAIRS
                       OF AVON PRODUCTS, INC. SHE IS
                       CURRENTLY A DIRECTOR OF BELLSOUTH
                       CORPORATION (TELECOMMUNICATIONS),
                       EATON CORPORATION (MANUFACTURING,
                       1991), AND THE TJX COMPANIES, INC.
                       (RETAIL STORES), AND PREVIOUSLY SERVED
                       AS A DIRECTOR OF HALLMARK CARDS, INC.
                       (1985-1991) AND NABISCO BRANDS,
                       INC. IN ADDITION, SHE IS A MEMBER OF
                       THE PRESIDENT'S ADVISORY COUNCIL OF
                       THE UNIVERSITY OF VERMONT SCHOOL OF
                       BUSINESS ADMINISTRATION.

ROBERT M. GATES        CONSULTANT, AUTHOR, AND LECTURER         1997
 (55)                  (1993). MR. GATES WAS DIRECTOR OF
                       THE CENTRAL INTELLIGENCE AGENCY
                       (CIA) FROM 1991-1993. FROM 1989
                       TO 1991, MR. GATES SERVED AS
                       ASSISTANT TO THE PRESIDENT OF THE
                       UNITED STATES AND DEPUTY NATIONAL
                       SECURITY ADVISOR. MR. GATES IS A
                       DIRECTOR OF LUCASVARITY PLC
                       (AUTOMOTIVE COMPONENTS AND DIESEL
                       ENGINES), CHARLES STARK DRAPER
                       LABORATORY (NON-PROFIT), NACCO
                       INDUSTRIES, INC. (MINING AND
                       MANUFACTURING), AND TRW INC.
                       (ORIGINAL EQUIPMENT AND
                       REPLACEMENT PRODUCTS). MR. GATES
                       ALSO IS A TRUSTEE OF THE FORUM FOR
                       INTERNATIONAL POLICY AND OF THE
                       ENDOWMENT ASSOCIATION OF THE
                       COLLEGE OF WILLIAM AND MARY. IN
                       ADDITION, HE IS A MEMBER OF THE
                       NATIONAL EXECUTIVE BOARD OF THE
                       BOY SCOUTS OF AMERICA.

*EDWARD C. JOHNSON 3D  PRESIDENT, IS CHAIRMAN, CHIEF            1984
 (68)                  EXECUTIVE OFFICER AND A DIRECTOR OF
                       FMR CORP.; A DIRECTOR AND CHAIRMAN
                       OF THE BOARD AND OF THE EXECUTIVE
                       COMMITTEE OF FMR; CHAIRMAN AND A
                       DIRECTOR OF FIDELITY INVESTMENTS
                       MONEY MANAGEMENT, INC. (1998),
                       FIDELITY MANAGEMENT & RESEARCH
                       (U.K.) INC., AND FIDELITY MANAGEMENT
                       & RESEARCH (FAR EAST) INC.

E. BRADLEY JONES       PRIOR TO HIS RETIREMENT IN 1984,         1990
 (71)                  MR. JONES WAS CHAIRMAN AND CHIEF
                       EXECUTIVE OFFICER OF LTV STEEL
                       COMPANY. HE IS A DIRECTOR OF TRW
                       INC. (ORIGINAL EQUIPMENT AND
                       REPLACEMENT PRODUCTS),
                       CONSOLIDATED RAIL CORPORATION,
                       BIRMINGHAM STEEL CORPORATION, AND
                       RPM, INC. (MANUFACTURER OF
                       CHEMICAL PRODUCTS), AND HE
                       PREVIOUSLY SERVED AS A DIRECTOR OF
                       NACCO INDUSTRIES, INC. (MINING AND
                       MANUFACTURING, 1985-1995),
                       HYSTER-YALE MATERIALS HANDLING, INC.
                       (1985-1995), AND CLEVELAND-CLIFFS
                       INC (MINING), AND AS A TRUSTEE OF
                       FIRST UNION REAL ESTATE INVESTMENTS.
                       IN ADDITION, HE SERVES AS A TRUSTEE
                       OF THE CLEVELAND CLINIC FOUNDATION,
                       WHERE HE HAS ALSO BEEN A MEMBER
                       OF THE EXECUTIVE COMMITTEE AS WELL
                       AS CHAIRMAN OF THE BOARD AND
                       PRESIDENT, A TRUSTEE AND MEMBER OF
                       THE EXECUTIVE COMMITTEE OF
                       UNIVERSITY SCHOOL (CLEVELAND), AND A
                       TRUSTEE OF CLEVELAND CLINIC FLORIDA.

DONALD J. KIRK         EXECUTIVE-IN-RESIDENCE (1995) AT         1987
 (66)                  COLUMBIA UNIVERSITY GRADUATE SCHOOL
                       OF BUSINESS AND A FINANCIAL
                       CONSULTANT. FROM 1987 TO JANUARY
                       1995, MR. KIRK WAS A PROFESSOR AT
                       COLUMBIA UNIVERSITY GRADUATE SCHOOL
                       OF BUSINESS. PRIOR TO 1987, HE WAS
                       CHAIRMAN OF THE FINANCIAL ACCOUNTING
                       STANDARDS BOARD. MR. KIRK IS A
                       DIRECTOR OF GENERAL RE CORPORATION
                       (REINSURANCE), AND HE PREVIOUSLY
                       SERVED AS A DIRECTOR OF VALUATION
                       RESEARCH CORP. (APPRAISALS AND
                       VALUATIONS, 1993-1995). IN ADDITION,
                       HE SERVES AS CHAIRMAN OF THE BOARD
                       OF DIRECTORS OF NATIONAL ARTS
                       STABILIZATION INC., CHAIRMAN OF THE
                       BOARD OF TRUSTEES OF THE GREENWICH
                       HOSPITAL ASSOCIATION, DIRECTOR OF THE
                       YALE-NEW HAVEN HEALTH SERVICES
                       CORP. (1998), A MEMBER OF THE
                       PUBLIC OVERSIGHT BOARD OF THE
                       AMERICAN INSTITUTE OF CERTIFIED PUBLIC
                       ACCOUNTANTS' SEC PRACTICE SECTION
                       (1995), AND AS A PUBLIC GOVERNOR OF
                       THE NATIONAL ASSOCIATION OF SECURITIES
                       DEALERS, INC. (1996).

*PETER S. LYNCH        VICE CHAIRMAN AND DIRECTOR OF FMR.       1990
 (55)                  PRIOR TO MAY 31, 1990, HE WAS A
                       DIRECTOR OF FMR AND EXECUTIVE VICE
                       PRESIDENT OF FMR (A POSITION HE
                       HELD UNTIL MARCH 31, 1991); VICE
                       PRESIDENT OF FIDELITY MAGELLAN FUND
                       AND FMR GROWTH GROUP LEADER;
                       AND MANAGING DIRECTOR OF FMR
                       CORP. MR. LYNCH WAS ALSO VICE
                       PRESIDENT OF FIDELITY INVESTMENTS
                       CORPORATE SERVICES (1991-1992). IN
                       ADDITION, HE SERVES AS A TRUSTEE OF
                       BOSTON COLLEGE, MASSACHUSETTS EYE
                       & EAR INFIRMARY, HISTORIC DEERFIELD
                       (1989) AND SOCIETY FOR THE
                       PRESERVATION OF NEW ENGLAND
                       ANTIQUITIES, AND AS AN OVERSEER OF
                       THE MUSEUM OF FINE ARTS OF BOSTON.

WILLIAM O. MCCOY       VICE PRESIDENT OF FINANCE FOR THE        1997
 (65)                  UNIVERSITY OF NORTH CAROLINA
                       (16-SCHOOL SYSTEM, 1995). PRIOR TO
                       HIS RETIREMENT IN DECEMBER 1994,
                       MR. MCCOY WAS VICE CHAIRMAN OF THE
                       BOARD OF BELLSOUTH CORPORATION
                       (TELECOMMUNICATIONS, 1984) AND
                       PRESIDENT OF BELLSOUTH ENTERPRISES
                       (1986). HE IS CURRENTLY A DIRECTOR OF
                       LIBERTY CORPORATION (HOLDING
                       COMPANY, 1984), WEEKS CORPORATION
                       OF ATLANTA (REAL ESTATE, 1994),
                       CAROLINA POWER AND LIGHT COMPANY
                       (ELECTRIC UTILITY, 1996) AND THE KENAN
                       TRANSPORT CO. (1996). PREVIOUSLY, HE
                       WAS A DIRECTOR OF FIRST AMERICAN
                       CORPORATION (BANK HOLDING COMPANY,
                       1979-1996). IN ADDITION, MR. MCCOY
                       SERVES AS A MEMBER OF THE BOARD OF
                       VISITORS FOR THE UNIVERSITY OF NORTH
                       CAROLINA AT CHAPEL HILL (1994) AND FOR
                       THE KENAN-FLAGER BUSINESS SCHOOL
                       (UNIVERSITY OF NORTH CAROLINA AT
                       CHAPEL HILL, 1988).

GERALD C. MCDONOUGH    CHAIRMAN OF G.M. MANAGEMENT              1989
 (70)                  GROUP (STRATEGIC ADVISORY SERVICES).
                       MR. MCDONOUGH IS A DIRECTOR OF YORK
                       INTERNATIONAL CORP. (AIR CONDITIONING
                       AND REFRIGERATION), COMMERCIAL
                       INTERTECH CORP. (HYDRAULIC SYSTEMS,
                       BUILDING SYSTEMS, AND METAL
                       PRODUCTS, 1992), CUNO, INC. (LIQUID
                       AND GAS FILTRATION PRODUCTS, 1996),
                       AND ASSOCIATED ESTATES REALTY
                       CORPORATION (A REAL ESTATE INVESTMENT
                       TRUST, 1993). MR. MCDONOUGH SERVED
                       AS A DIRECTOR OF ACME-CLEVELAND
                       CORP. (METAL WORKING,
                       TELECOMMUNICATIONS, AND ELECTRONIC
                       PRODUCTS) FROM 1987-1996 AND
                       BRUSH-WELLMAN INC. (METAL REFINING)
                       FROM 1983-1997).

MARVIN L. MANN         CHAIRMAN OF THE BOARD OF LEXMARK         1993
 (65)                  INTERNATIONAL, INC. (OFFICE MACHINES,
                       1991). PRIOR TO 1991, HE HELD THE
                       POSITIONS OF VICE PRESIDENT OF
                       INTERNATIONAL BUSINESS MACHINES
                       CORPORATION ("IBM") AND PRESIDENT
                       AND GENERAL MANAGER OF VARIOUS IBM
                       DIVISIONS AND SUBSIDIARIES. MR. MANN
                       IS A DIRECTOR OF M.A. HANNA
                       COMPANY (CHEMICALS, 1993) AND
                       IMATION CORP. (IMAGING AND
                       INFORMATION STORAGE, 1997).

*ROBERT C. POZEN       SENIOR VICE PRESIDENT, IS ALSO           1997
 (52)                  PRESIDENT AND A DIRECTOR OF FMR
                       (1997); AND PRESIDENT AND A
                       DIRECTOR OF FIDELITY INVESTMENTS
                       MONEY MANAGEMENT, INC. (1998),
                       FIDELITY MANAGEMENT & RESEARCH
                       (U.K.) INC. (1997), AND FIDELITY
                       MANAGEMENT & RESEARCH (FAR EAST)
                       INC. (1997). PREVIOUSLY, MR. POZEN
                       SERVED AS GENERAL COUNSEL,
                       MANAGING DIRECTOR, AND SENIOR VICE
                       PRESIDENT OF FMR CORP.

THOMAS R. WILLIAMS     PRESIDENT OF THE WALES GROUP, INC.       1989
 (70)                  (MANAGEMENT AND FINANCIAL ADVISORY
                       SERVICES). PRIOR TO RETIRING IN 1987,
                       MR. WILLIAMS SERVED AS CHAIRMAN OF
                       THE BOARD OF FIRST WACHOVIA
                       CORPORATION (BANK HOLDING COMPANY),
                       AND CHAIRMAN AND CHIEF EXECUTIVE
                       OFFICER OF THE FIRST NATIONAL BANK OF
                       ATLANTA AND FIRST ATLANTA CORPORATION
                       (BANK HOLDING COMPANY). HE IS
                       CURRENTLY A OF DIRECTOR OF CONAGRA,
                       INC. (AGRICULTURAL PRODUCTS), GEORGIA
                       POWER COMPANY (ELECTRIC UTILITY),
                       NATIONAL LIFE INSURANCE COMPANY OF
                       VERMONT, AMERICAN SOFTWARE, INC.,
                       AND APPLESOUTH, INC. (RESTAURANTS,
                       1992).

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of August 31, 1998 the nominees, Trustees and officers of the Trust and the fund owned, in the aggregate, less than 1% of the fund's outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met 11 times during the twelve months ended December 31, 1997. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates, McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended December 31, 1997, the committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended December 31, 1997, the committee held no meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended December 31, 1997.
COMPENSATION TABLE

TRUSTEES AND MEMBERS         AGGREGATE        TOTAL
OF THE                       COMPENSATION     COMPENSATION
ADVISORY BOARD               FROM             FROM THE
                             TREND FUNDB,C,D  FUND COMPLEX*A

J. GARY BURKHEAD**   ,#      $ 0              $ 0

RALPH F. COX                 $ 598             214,500

PHYLLIS BURKE DAVIS          $ 585             210,000

ROBERT M. GATES***           $ 502             176,000

EDWARD C. JOHNSON 3D**       $ 0               0

E. BRADLEY JONES             $ 590             211,500

DONALD J. KIRK               $ 590             211,500

PETER S. LYNCH**             $ 0               0

WILLIAM O. MCCOY****         $ 615             214,500

GERALD C. MCDONOUGH          $ 737             264,500

MARVIN L. MANN               $ 598             214,500

ROBERT C. POZEN**            $ 0               0

THOMAS R. WILLIAMS           $ 598             214,500

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by
FMR.
*** Mr. Gates was appointed to the Board of Trustees effective March
1, 1997.
**** Mr. McCoy was appointed to the Board of Trustees effective
January 1, 1997.
# J. Gary Burkhead served on the Board of Trustees through July 31, 1997. Effective August 1, 1997, Mr. Burkhead serves as a Member of the Advisory Board of the trust.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash, and may include amounts required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox   ,     $282   ;     Phyllis Burke Davis, $282   ;     Robert M.
Gates, $237   ;     E. Bradley Jones, $282   ;     Donald J. Kirk,
$282   ;     William O. McCoy, $289   ;     Gerald C. McDonough,
$329   ;     Marvin L. Mann, $282   ;     and Thomas R. Williams,
$282.
D For the fiscal year ended December 31, 1997, certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $235; Marvin L. Mann, $235; and Thomas R. Williams, $235.
 Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
AS INDEPENDENT ACCOUNTANTS OF THE FUND.
 By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for the fund to sign or certify any financial statements of the fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised the fund that it has no direct or material indirect ownership interest in the fund.
 For the fund's most recently completed fiscal year, the firm of Coopers & Lybrand L.L.P. acted as the fund's independent accountant. Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price Waterhouse LLP combined their businesses and practices and began doing business as PricewaterhouseCoopers LLP.
 The independent accountants examine annual financial statements for the fund and provide other audit and tax-related services. In recommending the selection of the fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.
 The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the fund in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.
 The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the fund to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.
 Adoption of the New Declaration of Trust will NOT result in any changes in the fund's Trustees or officers or in the investment policies and shareholder services described in the fund's current prospectus.
 Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On October 16, 1997, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.
 The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.
 IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.
 SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST. REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES. Unlike the
Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate the trust or any of its series. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.
 Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trust or fund to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the trust or its series and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its fund operate under the most appropriate form of organization.
 Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the
Trustees to terminate    the     fund. For example, a fund may have
insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.
 As discussed above, before allowing a trust or fund reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.
 The New Declaration of Trust does NOT give the Trustees the authority to merge a fund with another operating mutual fund or sell all of a fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.
 FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.
 DOLLAR-BASED VOTING RIGHTS. The New Declaration of Trust also provides for voting rights based on a shareholder's total dollar
in   v    est   ment     (dollar-based voting), rather than on the
number of shares owned. As a result, under the New Declaration of Trust, voting power is allocated in proportion to the value of each shareholder's investment. Under the Current Declaration of Trust, each share is entitled to one vote. The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. However, under the current
voting provisions,    if the     trust ha   d     several series or
funds, an investment in    a     fund with a lower net asset value
   per share     (NAV)    would     have significantly greater voting
power than the same dollar amount invested in another fund with a
higher NAV. Thus,    assuming the trust had more than one fund,     on
trust-wide proposals requiring the approval of the shareholders of all of the funds, a shareholder of a fund with a lower NAV would have greater voting power than a shareholder invested in a fund with a higher NAV.
    In sum, if the Trustees create a new fund or funds,     the New
Declaration of Trust would provide a more equitable distribution of voting rights for trust-wide votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 The Staff of the Securities and Exchange Commission (SEC) has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The New Declaration of Trust will comply with the conditions stated in the no-action letter.
 MASTER FEEDER FUND STRUCTURE. The New Declaration of Trust clarifies that the Trustees may authorize the investment of all of the fund's assets in another open-end investment company (Master Feeder Fund Structure). The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Master Feeder Fund Structure. The purpose of a Master Feeder Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Master Feeder Fund Structure, both the Declaration of Trust and the fund's policies must permit the structure. Currently, the fund's policies do not allow for such investments. Proposal 4 beginning on page seeks the approval of the fund's shareholders to adopt a fundamental investment policy to permit investment in another open-end investment company with substantially the same investment objective and policies. For more information on the Master Feeder Fund Structure, see Proposal 4 on page .
 FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential
efficiencies. While neither FMR nor the Trustees    have
determined that the fund should invest in a master fund, the Trustees believe it could be in the best interest of the fund to adopt such a structure at a future date. If approved, the New Declaration of Trust would provide the Trustees with the power to authorize the fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Master Feeder Fund Structure is permitted under the fund's investment policies (see Proposal 4), if they determine that a Master Feeder Fund Structure is in the best interest of the fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Master Feeder Fund Structure.
 SHAREHOLDER NOTIFICATION OF TRUSTEE APPOINTMENT. The New Declaration of Trust generally provides that, in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees if, after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the holders of the outstanding voting securities of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies. Trustees may also appoint a Trustee in anticipation of a current Trustee's retirement or resignation or in the event of an increase in the number of Trustees. The Current Declaration of Trust requires, that within three months of a Trustee appointment, notification of such appointment be mailed to each shareholder of the trust. The New Declaration of Trust eliminates this notification requirement.
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust may be costly. If the New Declaration
of Trust is approved, shareholders would    normally     be
    notified of future Trustee appointments in the next financial report for the fund following the appointment.
 OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.
 In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:
 1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR and the trust, on behalf of the fund, to amend the fund's Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all such amendments. A corresponding change is also proposed for the fund's Management Contract. For more information on this topic generally, see "Modification of Management Contract Amendment Provisions" on page .
 2. The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.
 3. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, may employ as fund custodians in addition to banks and trust companies, companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; and interpret the investment policies, practices, and limitations of any fund.
 4. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.
 5. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.
 6. As a general matter, the New Declaration of Trust modifies the Current Declaration of Trust to incorporate appropriate references to classes of shares.
 7. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.
 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.
4. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR THE FUND PERMITTING THE FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END
INVESTMENT COMPANY MANAGED BY    FIDELITY MANAGEMENT & RESEARCH
COMPANY     OR AN AFFILIATE WITH SUBSTANTIALLY THE SAME INVESTMENT
OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, the adoption of a new fundamental investment policy that would permit the fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies. Adoption of the policy would allow the Fund to participate in a so-called "Master Feeder Fund" organizational format (Master Feeder Fund Structure).
 Participation in a Master Feeder Fund Structure would allow the fund to combine its assets with other funds having substantially the same investment objective and policies, but differing distribution or servicing arrangements. By combining its assets in a central "Master Fund" with other participating "Feeder Funds," the fund would be able to maintain its unique distribution and servicing structure while potentially achieving operational efficiencies through the consolidation of portfolio management. For example, if FMR managed three funds all with the same investment objective and policies, a Master Feeder Fund Structure would allow FMR to manage one combined fund (rather than three), but still offer three distinct products each having different servicing features and pricing (e.g., one distinct product for retail investors, a second for institutional investors and a third for foreign investors). The purpose of a Master Feeder Fund Structure would be to allow FMR to manage only one fund in each investment discipline (Master Fund), but still be able to offer that investment discipline with a variety of different servicing features and pricing (Feeder Funds). The Master Feeder Fund Structure is explained in more detail below. A diagram comparing a typical "stand alone" fund structure to a Master Feeder Fund Structure is attached to this Proxy Statement as Exhibit 2.
 If the proposal is approved by shareholders, THE TRUSTEES WILL ONLY AUTHORIZE INVESTING THE FUND'S ASSETS IN A MASTER FUND IF THEY DETERMINE THAT A MASTER FEEDER FUND STRUCTURE IS IN THE BEST INTERESTS OF THE FUND'S SHAREHOLDERS, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders.
    THE MASTER FEEDER FUND STRUCTURE.     The term "Master Feeder Fund
Structure" refers to a two-tiered arrangement in which typically one or more mutual funds with substantially identical investment objectives (the Feeder Funds) combine their assets by investing in a single investment company having the same investment objective (the Master Fund). The Feeder Funds sell their shares to the public and invest all of their assets in shares of the Master Fund. In turn, the Master Fund, in accordance with its and the Feeder Funds' common investment objective, invests its assets in appropriate portfolio securities (e.g., stocks, bonds, or money market instruments). The Master Fund is not offered to the public: it sells its shares only to the Feeder Funds. The individual Feeder Funds are generally sold through different distribution channels to discrete targeted markets, such as retail investors, institutional investors or foreign investors. Administrative and service features will vary among Feeder
Funds depending upon the level of service sought by the funds   '
investors. Simply stated, the Master Feeder Fund Structure consolidates portfolio management and related functions at the Master Fund (or bottom tier) level and segregates marketing and distribution to the Feeder Fund (or top tier) level.
 The Master Feeder Fund Structure may offer certain advantages over more traditional "stand alone" funds. For example, participating Feeder Funds may achieve economies of scale by sharing among a greater number of investment dollars fixed expenses of portfolio management and fund administration. Feeder Funds may also be able to achieve greater diversification by means of a larger portfolio of securities than could be achieved by individual funds. In short, the Master Feeder Fund Structure gives participating Feeder Funds the ability to tailor services and fees for particular market segments while providing the economies of scale available to a larger fund.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that the fund should invest in a Master Fund, the Trustees believe it could be in the best interests of the fund to adopt such a structure at a future date.
 At present, certain of the fund's fundamental investment policies and limitations would prevent the fund from investing all of its assets in a Master Fund and would require a vote of shareholders before the fund could participate in a Master Feeder Fund Structure. These policies include the fund's concentration limit, diversification limit and underwriting limit. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders approve the proposal to permit the fund to invest its assets in a single Master Fund, without a further vote of shareholders. If shareholders approve this proposal, the above-mentioned restrictive policies would no longer preclude the fund's investment in a Master Fund.
 To allow possible future implementation of a Master Feeder Fund Structure, an amendment to the Declaration of Trust is also proposed. Proposal 3 requests approval for the adoption of an amended and restated Declaration of Trust (New Declaration of Trust) that would allow the Trustees to authorize the fund's conversion to a Master Feeder Fund Structure when permitted by its policies. This proposal would add a fundamental policy for the fund that permits the Master Feeder Fund Structure.
 DISCUSSION. As discussed above, FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations, but with different features and services. Were these comparable funds to combine their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Master Feeder Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 The fund's method of operation and shareholder services would not be materially affected by its investment in a Master Fund, except that the assets of the fund would be managed as part of a larger fund. Were the fund to invest all of its assets in a Master Fund, it would hold only a single investment security (i.e., shares of the Master Fund). The Master Fund, in turn, would directly invest in individual securities pursuant to its investment objective (which would be identical to the fund's investment objective). The Master Fund would be managed by FMR or an affiliate, such as Fidelity Investments Money Management, Inc. in the case of a money market fund.
 The Trustees would retain the right to withdraw the fund's investments from a Master Fund at any time and would do so if the Master Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently.
 If, as a Feeder Fund, the fund is asked to vote at a shareholder meeting of the Master Fund, the fund, if required by applicable law or its policies, would hold a meeting of its shareholders to vote on the matters to be considered at the Master Fund shareholder meeting. The fund would cast its votes at the Master Fund meeting in the same proportion as the fund's shareholders voted at their meeting.
 At present, the Trustees have not considered any specific proposal to authorize a Master Feeder Fund Structure. As mentioned, the Trustees will authorize investing the fund's assets in a Master Fund only if they determine that a Master Feeder Fund Structure is in the best interests of the fund's shareholders and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Master Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Master Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR may benefit from the use of a Master Feeder Fund Structure if overall assets under management are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to the fund may be reduced. If the fund's investment in a Master Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Master Feeder Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow the fund to invest in a Master Fund at a future date, the Trustees recommend that the fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for the fund that states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees has concluded that the proposal
will benefit the fund    and     its shareholders. The Trustees
recommend voting FOR the proposal. Upon shareholder approval, the fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental investment policies will remain unchanged with respect to potential investment in Master Funds.
5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.
 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page for more details. (For information on FMR, see the section entitled "Activities and Management of FMR" on page .)
 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.30%. The Basic Fee rate for the fund's fiscal year ended December 31, 1997 (not including the fee amendments discussed below) was 0.6106%.
 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36
months. If the fund outperforms the    Standard & Poor's 500 Index
(    S&P 500   (registered trademark))     (the Index) over 36 months,
FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation.
 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $210 billion, (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%, and (3) allow FMR and the trust, on behalf of the fund, to modify the Amended Contract subject to the requirements of the 1940 Act. The Present Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of
Management Contract Amendment Provisions" on page         for more
details.
 IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under management (approximately $619 billion as of August 31, 1998 ), the changes to the Group Fee rate reduce the management fee. FMR has
voluntarily implemented the Group Fee    rate     reductions pending
shareholder approval, and the Fund has paid lower management fees as a result. For the fund's fiscal year ended December 31, 1997, the
management fee using the proposed Group Fee     rate     reductions
(including the Performance Adjustment) was 0.4187% of the Fund's
average net assets. The Group Fee    rate     reductions lowered the
management fee rate by 0.0138% compared to the rate    of 0.4325% that
    FMR was entitled to receive under the Present Contract.
 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. The more precise rounding method for the Performance Adjustment would not have changed the management fee rate for the fiscal year ended December 31, 1997.
 COMBINED EFFECT OF FEE CHANGE   S.     In the fiscal year ended
December 31, 1997, the Group Fee    rate     reductions and the
changes to the Performance Adjustment would have resulted in a 0.0138%
reduction in the total management fee    rate    . The future impact
will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down.
 A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 3 on page . Except for the
   material     modifications discussed    in this proposal,     the
Amended Contract is substantially    the same as     the fund's
Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management
Contract," beginning on page    .    ) If approved by shareholders,
the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1999 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1999, and thereafter only as long as its continuance is approved at least annually as described above.
 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $210 billion or less. Above $210 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.
 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add 10 new, lower breakpoints applicable when group assets are above $210 billion as illustrated in the following table. (For an explanation of how the Group Fee rate is
used to calculate the management fee   ,     see the section entitled
"Present Management Contract" beginning on page .)
GROUP FEE RATE BREAKPOINTS
AVERAGE GROUP  PRESENT      AVERAGE     GROUP  AMENDED
ASSETS         CONTRACT  ASSETS                CONTRACT
($ BILLIONS)             ($ BILLIONS)

OVER 174       .3000%    174 - 210             .3000%

                         210 - 246             .2950%

                         246 - 282             .2900%

                         282 - 318             .2850%

                         318 - 354             .2800%

                         354 - 390             .2750%

                         390 - 426             .2700%

                         426 - 462             .2650%

                         462 - 498             .2600%

                         498 - 534             .2550%

                         OVER 534              .2500%

 The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management
Contract" beginning on page .)
EFFECTIVE GROUP FEE RATES
Group         Present   Amended
Assets        Contract  Contract
($ billions)

150           .3371%    .3371%

200           .3284%    .3284%

250           .3227%    .3219%

300           .3190%    .3163%

350           .3162%    .3113%

400           .3142%    .3067%

450           .3126%    .3024%

500           .3114%    .2982%

550           .3103%    .2942%

 FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $174 billion in 1993, 1994 and 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996. Group assets for August 31, 1998 were approximately $619 billion.
 MODIFICATIONS TO PERFORMANCE ADJUSTMENT - ROUNDING METHOD. The annual Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the
difference    between the fund's and the Index's     investment
performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.
 During fiscal 1997, using the more precise rounding methodology, there was no impact on the performance fee rate for the year.
 COMPARISON OF MANAGEMENT FEES. The following table compares the fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for fiscal 1997 to the management fee the fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.

              Present Contract                  Amended Contract                   Difference

              $                 %               $                  %               $           %

Basic Fee      8,806,731         0.6106          8,608,122          0.5968          (198,609)   (0.0138)

Performance    (2,569,241)       (0.1781)        (2,569,241)        (0.1781)        0           0
Adjustment

Total          6,237,490         0.432   5       6,038,88   1       0.418   7       (198,609)   (0.0138)
Management
Fee


 The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended December 31, 1997 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and
under     the Amended Contract   , assuming it     had been in effect
during the same period.
 The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of average net assets.
COMPARATIVE EXPENSE TABLE
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
                               Present Contract  Amended Contract

Management Fee                  0.43%             0.42%

   12b-1 Fee                      None              None

Other Expenses                  0.23%             0.23%

Total Fund Operating Expenses   0.66%             0.65%

 A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a
result of uninvested cash balances are used to reduce    a portion of
the fund's     expenses. Including these reductions, the total
operating expenses presented in the table would have been 0.60% under the Present Contract and 0.59% under the Amended Contract.
 EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                  1 Year  3 Years  5 Years  10 Years

Present Contract  $7      $21      $37      $82

Amended Contract  $7      $21      $36      $81

 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above. MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees. MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on October 16, 1997. The Board of Trustees considered and approved the modifications to the Group Fee Rate
schedule during the two   -    month periods from November to December
1995, June to July 1994, and September to October 1993, and the modifications to the Performance Adjustment calculation during the period from June to July 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings, the Trustees received materials that relate to the Amended Contract. These materials included: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets,
(4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and
(7) the nature, cost, and character of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.
 CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the
fund's shareholders   .     The Board of Trustees, including the
Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
6. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR THE FUND. In conjunction with its portfolio management responsibilities on behalf of the fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the Proposed Agreement) between FMR U.K. and FMR on behalf of the fund to replace FMR's existing agreement with FMR U.K. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority if FMR believes it would be beneficial to the fund and its shareholders. In addition, the Proposed Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the Proposed Agreement subject to the requirements of the 1940 Act. The existing sub-advisory agreement currently in effect with FMR U.K. requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. Because FMR pays all of FMR U.K.'s fees, the Proposed Agreement would not affect the fees paid by the fund to FMR.
 On October 16, 1997, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions. With regard to the proposed modification to the existing sub-advisory agreement's amendment provisions, the Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the agreement without the delays and potential costs of a proxy solicitation.
 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR U.K. with respect to the fund (the Current Agreement). The Current Agreement, dated December 1, 1989, was approved by the fund's shareholders on November 15, 1989. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 4.
 FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" beginning on page .
 Under the Current Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under the current Agreement with FMR U.K., FMR, NOT THE FUND, pays FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.
 For the fiscal year ended December 31, 1997, FMR paid FMR U.K. $132,928 on behalf of the fund. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.
 Although FMR employees are expected to consult regularly with FMR U.K., under the Current Agreement, FMR U.K. has no authority to make investment decisions on behalf of the fund. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority to FMR U.K. with respect to all or a portion of the fund's assets. If FMR U.K. were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of the fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 The Proposed Agreement would also allow FMR, FMR U.K., and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Current Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Current Agreement's amendment provisions would allow amendment of the sub-advisory agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the sub-advisory agreement subject to 1940 Act constraints. Of course, any future amendments to the sub-advisory agreement would require the approval of the Board of Trustees.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until July 31, 1999 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. If the Proposed Agreement is not approved, FMR will continue to manage the fund and the Current Agreement with FMR U.K. will remain in effect.
7. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR THE
FUND.
 In conjunction with its portfolio management responsibilities on behalf of the fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the Proposed Agreement) between FMR Far East and FMR on behalf of the fund to replace FMR's existing agreement with FMR Far East. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority if FMR believes it would be beneficial to the fund and its shareholders. In addition, the Proposed Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the Proposed Agreement subject to the requirements of the 1940 Act. The existing sub-advisory agreement currently in effect with FMR Far East requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. Because FMR pays all of FMR Far East's fees, the Proposed Agreement would not affect the fees paid by the fund to FMR.
 On October 16, 1997, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges and to react more quickly to changing market conditions. With regard to the proposed modification to the existing sub-advisory agreement's amendment provisions, the Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the agreement without delays and potential costs of a proxy solicitation.
 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR Far East with respect to the fund (the Current Agreement). The Current Agreement, dated December 1, 1989, was approved by the fund's shareholders on November 15, 1989. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 5.
 FMR Far East, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" beginning on page .
 Under the Current Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under the current Agreement with FMR Far East, FMR, NOT THE FUND, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.
 For the fiscal year ended December 31, 1997, FMR paid FMR Far East $132,971 on behalf of the fund. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.
 Although FMR employees are expected to consult regularly with FMR Far East, under the Current Agreement, FMR Far East has no authority to make investment decisions on behalf of the fund. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority to FMR Far East with respect to all or a portion of the fund's assets. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 The Proposed Agreement would also allow FMR, FMR Far East, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Current Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Current Agreement's amendment provisions would allow amendment of the sub-advisory agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the sub-advisory agreement subject to 1940 Act constraints. Of course, any future amendments to the sub-advisory agreement would require the approval of the Board of Trustees.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until July 31, 1999 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. If the Proposed Agreement is not approved, FMR will continue to manage the fund and the Current Agreement with FMR Far East will remain in effect.
8. TO MAKE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND
NON-FUNDAMENTAL.
 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would make certain fundamental investment policies of the fund non-fundamental. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies may be changed without shareholder approval. It is anticipated that making these policies non-fundamental will have no material impact on the way the fund is managed.
 Specifically, the Trustees propose to make the following fundamental investment policies non-fundamental:
 "FMR seeks to take advantage of trends in security values reflecting changes in general and particular economic and financial conditions. Purchases and sales of securities for the fund are based on FMR's study of momentum in trends of individual company, industry, and general market security prices and earnings, and on a fundamental analysis of the particular company and its industry."
 If shareholders approve this proposal, the Trustees intend to adopt the foregoing policies unchanged as new non-fundamental investment policies of the fund.
 DISCUSSION OF PROPOSED MODIFICATION.    Making the investment
policies above non-fundamental will allow the fund to more clearly communicate its investment strategy in conformity with the requirements of newly revised Form N-1A (the form used by open-end investment companies, like the fund, to register under the Investment Company Act of 1940 and the Securities Act of 1933). Revised Form N-1A requires concise, understandable descriptions of investment objectives and policies.
    In addition, by making these policies non-fundamental, the Trustees will be able to modify these policies, as necessary, to comply with the SEC's proposed "name test rule" (Name Test Rule) without having to incur the potential costs and delays of conducting a shareholder meeting.
    The SEC first proposed the Name Test Rule in February 1997. The Name Test Rule governs the use of mutual fund names and, when eventually adopted by the SEC, may apply to the fund. When a definitive version of the rule is ultimately adopted, the foregoing investment policies may require modification to comply with the requirements of the definitive rule. Briefly stated, approval of the proposal will give the Trustees the flexibility to comply more quickly with the definitive Name Test Rule.
 Approval of the proposal will not alter the fund's fundamental investment objective requiring it to seek growth of capital by investing in securities of well-known and established companies as well as smaller, less well-known companies.
 As mentioned, it is anticipated that approval of the proposal will not materially affect the manner in which the fund is managed, its investment performance or the securities or instruments in which the fund invests.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will
become effective when    the     disclosure is revised to reflect the
changes. If the proposal is not approved by the fund's shareholders, the fundamental investment policies described above will remain unchanged and in effect.
9. TO ELIMINATE CERTAIN FUNDAMENTAL POLICIES OF THE FUND.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal that would eliminate certain fundamental investment policies of the fund. The elimination of these policies will allow the fund to more clearly communicate its investment strategy in conformity with the requirements of newly revised Form N-1A (the form used by open-end investment companies, like the fund, to register under the Investment Company Act of 1940 and the Securities Act of 1933). The elimination of these investment policies is not expected to materially affect the way in which the fund is managed.
 Specifically, the Trustees propose to eliminate the following fundamental investment policies:
 "Securities may be purchased for the short term when FMR believes doing so will benefit shareholders and is consistent with sound investment procedure. There is no restriction as to the type of security that may be purchased, and the fund may invest substantially in cyclical or defensive industries."
 DISCUSSION OF PROPOSED MODIFICATION. The fund's investment objective and related policies (such as the policies above) have remained essentially unchanged since the fund commenced operations in 1958. As a result, the fund's investment strategies and policies, as currently disclosed, are lengthier and less well defined than the strategies and policies currently disclosed for other Fidelity funds.
 If the proposal is approved, the fundamental investment policies enumerated above would be eliminated. Eliminating these policies will allow the fund to comply with the requirements of revised Form N-1A for concise, understandable descriptions of its investment objectives and policies, and will allow the fund to more clearly communicate its investment strategy to shareholders.
 Approval of the proposal will not alter the fund's fundamental investment objective requiring it to seek growth of capital by investing in securities of well-known and established companies as well as smaller, less well-known companies.
 As mentioned, it is anticipated that approval of the proposal will not materially affect the manner in which the fund is managed, its investment performance or the securities or instruments in which the fund invests.
 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the foregoing fundamental investment policies will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the elimination of the
policies will become effective when    the     disclosure is revised
to reflect the changes. If the proposal is not approved by the fund's shareholders, the fundamental investment policies described above will remain unchanged and in effect.
10. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 The fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, ((or securities of other investment companies))) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limitation makes one change from the current limitation: subject to applicable 1940 Act requirements, it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds managed by
FMR or an affiliate of FMR    (the Central Funds)    . The Central
Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. FMR anticipates that making use of the Central Funds will benefit the fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for the fund.
 If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of the shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental diversification limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated. ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Fidelity Trend Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in
Exhibit 6 beginning on page .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, John H. Costello, Eric D. Roiter, Richard A. Silver, Leonard M. Rush, Ms. Abigail Johnson, and Mr. Arieh Coll are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello and Mr. Silver, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period January 1, 1997 through August 31, 1998, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
 Funds with investment objectives similar to Fidelity Trend Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 6 beginning on page .
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d,
Chairman, and Robert C. Pozen, President. Mr. Johnson 3d is    also
    President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (FIMM); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
PRESENT MANAGEMENT CONTRACT
 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 5.
 In addition to the management fee payable to FMR, the fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by the fund for
fiscal 1997 amounted to    $2,956,    000.
 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
 FMR is the fund's manager pursuant to a management contract dated August 1, 1993, which was approved by shareholders on July 14, 1993. Shareholder approval had been requested for changes affecting the basic fee portion of the total management fee that FMR receives from the fund. The approved contract modified the group fee by providing for lower fee rates if FMR's assets under management remain above $138 billion, and also raised the individual fund fee rate from 0.12% to 0.30%.
 For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of the S&P 500.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $550 billion of group net assets - the approximate level for December 1997 - was 0.2942%, which is the weighted average of the respective fee rates for each level of group net assets up to $550 billion.
 On January 1, 1996, August 1, 1994, and November 1, 1993, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase. GROUP FEE RATE SCHEDULE EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual
Assets           Rate        Assets          Fee Rate

 0 - $3 billion  .5200%      $ 0.5 billion  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850         125           .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 Over 534        .2500

 The fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for December 31, 1997, the fund's annual basic fee rate would be calculated as follows:
Group Fee Rate       Individual Fund Fee Rate       Basic Fee Rate

0.2942%         +    0.30%                     =    0.5942%

 One-twelfth of this annual basic fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
 COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for the fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.00% (up to a maximum difference of +/-10.00 ) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +/-0.20%. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
 The fund's performance is calculated based on change in net asset value (NAV). For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
 Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
 During fiscal 1997, FMR received $6,03   9,000     for its services
as investment adviser to the fund. This fee, which includes both the basic fee and the performance adjustment, was equivalent to 0.4187% of the average net assets of the fund. For 1997, the downward performance
adjustment amounted to $2,569,   000     for the fund.
 FMR may, from time to time, agree to reimburse all or a portion of the fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
SUB-ADVISORY AGREEMENTS
 On behalf of Fidelity Trend Fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. The sub-advisory agreements, dated December 1, 1989, were approved by shareholders on November 15, 1989.
 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
 For providing investment advice and research services, the fees paid to the sub-advisers for the fiscal year ended 1997 were as follows:
FMR U.K.  FMR Far East

$132,928  $132,971

PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are
placed on behalf of    the     fund by FMR pursuant to authority
contained in the fund's management contract.
 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC
(FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
 During fiscal 1997, the fund paid brokerage commissions of $903,000 to NFSC and $127,000 to FBS. During fiscal 1997, this amounted to
approximately 14.18% and 1.99%,        respectively, of the aggregate
brokerage commissions paid by the fund.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.
Exhibit 1


EXHIBIT 1
((UNDERLINED)) LANGUAGE WILL BE ADDED;
[BRACKETED] LANGUAGE WILL BE DELETED.
FORM OF AMENDED AND RESTATED DECLARATION OF TRUST
(HEADINGS THAT WERE UNDERLINED IN THE TRUST'S CURRENT AMENDED AND RESTATED DECLARATION OF TRUST REMAIN UNDERLINED IN THIS EXHIBIT.) [RESTATED] ((AMENDED AND RESTATED)) DECLARATION OF TRUST
[DATED February 16, 1995]
((DATED ______, 199_))
 ((AMENDED AND)) RESTATED DECLARATION OF TRUST, made [February 16, 1995](( ______, 199_)) by each of the Trustees whose signature is affixed hereto (the "Trustees")((.))
 WHEREAS, the Trustees desire to ((amend and)) restate this Declaration of Trust for the sole purpose of supplementing the Declaration ((of Trust)) to incorporate amendments duly adopted; and
 WHEREAS, this Trust was initially made on September 18, 1984 by Edward C. Johnson 3d, Caleb Loring, Jr., and Frank Nesvet (the "Trustees") in order to establish a trust fund for the investment and reinvestment of funds contributed thereto;
 NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed in [T]((t))rust under this ((Amended and)) Restated Declaration of Trust as herein set forth below.
ARTICLE I
NAME AND DEFINITIONS
NAME
 SECTION 1. This Trust shall be known as "Fidelity Trend Fund((.))"[.]
DEFINITIONS
 SECTION 2. Wherever used herein, unless otherwise required by the context or specifically provided:
 (a) The [T]((t))erms "Affiliated Person((,))" [,]"Assignment((,))"[,] "Commission((,))"[,] "Interested Person((,))"[,] "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable)((,)) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as [amended from time to time] ((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;
 (b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;
 (c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;
 (d) "Declaration of Trust" means this Amended and Restated Declaration of Trust, as further amended or restated, from time to time;))
 [(c)](((e))) "Net Asset Value" means the net asset value of each Series of the Trust ((or Class thereof)) determined in the manner provided in Article X, Section 3;
 [(d)](((f))) "Shareholder" means a record owner of Shares of the Trust;
 [(f)](((g))) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of ((the Trust or)) each Series shall be divided from time to time, [and includes]((including such Class or Classes of Shares as the Trustees may from time to time create and establish including)) fractions of [s]((S))hares as well as whole [s]((S))hares ((as)) consistent with the requirements of Federal and/or [other] ((state)) securities laws; [and]
 (h) "Series" refers to ((any)) series of Shares of the Trust established in accordance with the provisions of Article III[.]((;))
 [(b)](((i))) [The] "Trust" refers to Fidelity Trend Fund and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;
 [(e)] (((j))) [The] "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; ((and))
 [(g)] (((k))) [The] "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.
ARTICLE II
PURPOSE OF TRUST
 The purpose of this Trust is to provide investors a continuous source of managed investment in securities.
ARTICLE III
BENEFICIAL INTEREST
SHARES OF BENEFICIAL INTEREST
 SECTION 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series ((or Classes of Series)) as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((authorized)) Shares ((of each Series, and Class thereof,)) is unlimited((.)) [and each]((Each)) Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion((,)) and without obtaining any prior authorization or vote of the ((Shareholders of any Series or Class)) of the Trust (((a))) to create and establish (and to change in any manner) Shares ((or any Series or Classes thereof)) with such preferences, voting powers, rights((,)) and privileges as the Trustees may((,)) from time to time((,)) determine[,]((; (b))) to divide or combine the Shares ((or any Series or Classes thereof)) into a greater or lesser ((number))[,]((; (c))) to classify or reclassify any issued Shares into one or more Series ((or Classes)) of ((Shares))[,]((;
(d))) to abolish any one or more Series ((or Classes)) of Shares[,] ((;)) and (((e))) to take such other action with respect to the Shares as the Trustees may deem desirable.
[ESTABLISHMENT OF SERIES]
((ESTABLISHMENT OF SERIES AND CLASSES))
 SECTION 2. The establishment of any Series ((or Class thereof)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series ((or Class)). At any time that there are no Shares outstanding of any particular Series ((or Class)) previously established and designated, the Trustees may by a majority vote abolish [that] ((such)) Series ((or Class)) and the establishment and designation thereof.
OWNERSHIP OF SHARES
 SECTION 3. The ownership of Shares shall be recorded in the books of the Trust ((or a transfer or similar agent)). The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust ((as kept by the Trust or by any transfer or similar agent, as the case may be,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.
INVESTMENT IN THE TRUST
 SECTION 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may((,)) from time to time((,)) authorize. Such investments may be in the form of cash((,)) [or] securities((, or other property)) in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding((,)) and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion[,] (a) impose a sales charge ((or other fee)) upon investments in the Trust ((or Series or any Classes thereof,)) and (b) issue fractional Shares.
[ASSETS AND LIABILITIES OF SERIES]
((ASSETS AND LIABILITIES OF SERIES AND CLASSES))
 SECTION 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange((,)) or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition((,)) any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which] ((that)) are not readily identifiable as belonging to any particular Series ((or Class)), shall be allocated by the Trustees between and among one or more of the Series ((or Classes)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes[,] and shall be referred to as assets belonging to that Series ((or Class)). The assets belonging to a particular Series shall be so recorded upon the books of the Trust[,] ((or of its agent or agents)) and shall be held by the Trustees in [T]((t))rust for the benefit of the holders of Shares of that Series.
 The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges((,)) and reserves attributable to that Series((, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class)). Any general liabilities, expenses, costs, charges((,)) or reserves of the Trust [which] ((that)) are not readily identifiable as belonging to any particular Series ((or Class)) shall be allocated and charged by the Trustees between or among any one or more of the Series ((or Classes)) in such manner as the Trustees((,)) in their sole discretion((,)) deem fair and equitable[,] and shall be referred to as "liabilities belonging to" that Series ((or Class)). Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. ((No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series)).
NO PREEMPTIVE RIGHTS
 SECTION 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.
[LIMITATION OF PERSONAL LIABILITY]
((STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY))
 SECTION 7. ((Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series.)) The Trustees shall have no power to bind any Shareholder personally or to call upon any ((S))[s]hareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may((,)) at any time((,)) personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract((,)) or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust ((or to a Series)) shall include a recitation limiting the obligation represented thereby to the Trust ((or to one or more Series)) and its ((or their)) assets (but the omission of such a recitation shall not operate to bind any Shareholder ((or Trustee))).
ARTICLE IV
THE TRUSTEES
MANAGEMENT OF THE TRUST
 SECTION 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.
[ELECTION: INITIAL TRUSTEES]
((INITIAL TRUSTEES; ELECTION))
 SECTION 2. ((The initial Trustees shall be at least three individuals who shall affix their signatures hereto.)) On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward C. Johnson 3d, Caleb Loring, Jr. and Frank Nesvet and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of the Article IV.]
TERM OF OFFICE OF TRUSTEES
 SECTION 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (((2/3))) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]((s))pecial [M]((m))eeting of the Trust by a vote of two-thirds (((2/3))) of the outstanding Shares.
RESIGNATION AND APPOINTMENT OF TRUSTEES
 SECTION 4. In case of the declination, death, resignation, retirement, ((or)) removal[, incapacity, or inability] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number ((of the Trustees)), or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the [Investment Company Act of] 1940 ((Act)). Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation((,)) or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation((,)) or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]((T))rust, the [t]((T))rust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((foregoing)) power of appointment is subject to the provisions of
Section 16(a) of the 1940 Act ((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission)). [TEMPORARY ABSENCE OF TRUSTEES
((TEMPORARY ABSENCE OF TRUSTEES))
 SECTION 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (((6))) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.
NUMBER OF TRUSTEES
 SECTION 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.
 Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee [is absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or] is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[, absence] or incapacity[,] shall be conclusive[, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].
EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE
 SECTION 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.
OWNERSHIP OF ASSETS OF THE TRUST
 SECTION 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.
ARTICLE V
POWERS OF THE TRUSTEES
POWERS
 SECTION 1. The Trustees((,)) in all instances((,)) shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. ((Except as otherwise provided herein or in the 1940 Act,)) [T]((t))he Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which] ((that)) they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the] ((this)) Declaration of Trust or the Bylaws of the Trust, ((if any,)) the Trustees shall have power and authority:
 (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without((,)) in any event((,)) being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on((,)) and lease any or all of the assets of the Trust.
 (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.
 (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.
 (d) To employ [a] ((one or more)) banks((,)) [or] trust [company] ((companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) as custodian((s)) of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.
 (e) To retain a transfer agent and Shareholder servicing agent, or both.
 (f) To provide for the distribution of interests of the Trust either through a [p]((P))rincipal [u]((U))nderwriter in the manner hereinafter provided for or by the Trust itself, or both.
 (g) To set record dates in the manner hereinafter provided for.
 (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent] ((investment adviser, manager,)) custodian((,)) [or] underwriter, ((or other agent or independent contractor)).
 (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[(b)] hereof.
 (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.
 (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.
 (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered((,)) or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees[, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies].
 (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III ((and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws)).
 (n) To allocate assets, liabilities((,)) and expenses of the Trust to a particular Series ((or Class, as appropriate,)) or to apportion the same between or among two or more Series ((or Classes, as appropriate)), provided that any liabilities or expenses incurred by a particular Series ((or Class)) shall be payable solely out of the assets belonging to that Series as provided for in Article III.
 (o) To consent to or participate in any plan for the reorganization, consolidation, or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.
 (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy((,)) including, but not limited to, claims for taxes.
 (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.
 (r) To borrow money, and to pledge, mortgage((,)) or hypothecate the assets of the Trust, subject to ((the)) applicable [limitations] ((requirements)) of the 1940 Act.
 (s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.
 (((t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.
 (u) To interpret the investment policies, practices or limitations of any Series.
 (v) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.
 (w) Notwithstanding any other provision hereof, to invest all of the assets of any Series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company.
 The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.
 The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))
 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.
TRUSTEES AND OFFICERS AS SHAREHOLDERS
 [Section 2. In case any holder of record of Shares of a particular Series desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may from time to time authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series and payment for such Shares shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.]
 ((SECTION 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws, if any.))
ACTION BY THE TRUSTEES
 SECTION 3. ((Except as otherwise provided herein or in the 1940 Act,)) [T]((t))he Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of] ((at which)) the Trustees ((are present in person)). At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone((, telefax,)) [or] telegram((,or other electro-mechanical means)) sent to his home or business address at least twenty-four (((24))) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (((72))) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))
CHAIRMAN OF THE TRUSTEES
 SECTION 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.
ARTICLE VI
EXPENSES OF THE TRUST
TRUSTEE REIMBURSEMENT
 SECTION 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]((;)) interest expense, taxes, fees and commissions of every kind[,]((;)) expenses of pricing Trust portfolio securities[,]((;)) expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [S]((s))tate laws and regulations[,]((;)) charges of custodians, transfer agents, and registrars[,]((;)) expenses of preparing and setting up in type [P]((p))rospectuses and [S]((s))tatements of [A]((a))dditional [I]((i))nformation[,]((;)) expenses of printing and distributing prospectuses sent to existing Shareholders[,]((;)) auditing and legal expenses[,]((;)) reports to Shareholders[,]((;)) expenses of meetings of Shareholders and proxy solicitations therefor[,]((;)) insurance expense[,]((;)) association membership dues((;)) and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]((;)) and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses((,)) and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.
ARTICLE VII
[INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND TRANSFER AGENT] ((INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT)) INVESTMENT ADVISER
 SECTION 1. Subject to a Majority Shareholder Vote, the Trustees may, in their discretion ((and)) from time to time((,)) enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical((,)) and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales((,)) or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.
 The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more ((sub-advisers))from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and ((sub-adviser.))
PRINCIPAL UNDERWRITER
 SECTION 2. The Trustees may in their discretion from time to time enter into [(a)] ((an exclusive or non-exclusive)) contract(s) ((on behalf of the Trust or any Series or Class thereof)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Article VII[,] or of the Bylaws, if any[;]((.)) [and] [s]((S))uch contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust. TRANSFER AGENT
 SECTION 3. The Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into [a] ((one or more)) transfer agency and Shareholder service contract((s)) whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services.[The]((Such)) contract((s)) shall be on such terms and conditions as the Trustees may((, ))in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.
PARTIES TO CONTRACT
 SECTION 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.
PROVISIONS AND AMENDMENTS
 SECTION 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission)) ([including any amendments thereof] or other applicable Act of Congress hereafter enacted)((,)) with respect to its continuance in effect, ((its amendment,)) its termination, and the method of authorization and approval of such contract or renewal thereof[, and no amendment to any contract, entered into pursuant to
Section 1 shall be effective unless assented to by a Majority
Shareholder Vote].
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 SECTION 1. The Shareholders shall have power to vote [(i)](((a))) for the election of Trustees as provided in Article IV, Section 2[,
(ii)]((; (b))) for the removal of Trustees as provided in Article IV,
Section 3(d)[, (iii)]((; (c))) with respect to any investment advisory or management contract as provided in Article VII, Section((s)) 1 ((and 5))[, (iv)]((; (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; (e))) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7[, (v)]((; (f))) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust[,]((;)) and [(vi)](((g))) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange] Commission [(the "Commission")] or any [S]((s))tate, as the Trustees may consider desirable.
 On any matter submitted to a vote of the Shareholders, all [s]((S))hares shall be voted by individual Series, ((except as provided in the following sentence and)) except [(i)](((a))) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and [(ii)](((b))) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. ((The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes.)) [Each whole Share](( A Shareholder of each Series or Class thereof)) shall be entitled to one vote ((for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series or Class thereof)) [as to] ((on)) any matter on which [it] ((such Shareholder)) is entitled to vote, and each fractional [Share] ((dollar amount)) shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust((, if any,)) to be taken by Shareholders.
MEETINGS
 SECTION 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (((1/10))) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as ((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission)), [same may be amended from time to time] seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (((15))) days' notice of any meeting.
QUORUM AND REQUIRED VOTE
 SECTION 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class)) shall vote as a Series[,] ((or Class)) then a majority of the aggregate number of Shares of that Series ((or Class)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series ((or Class)). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or)) by any provision of this Declaration of Trust or the Bylaws, ((if any,)) a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class)) shall vote as a Series ((or Class)), then a majority of the Shares of that Series ((or Class)) voted on the matter shall decide that matter insofar as that Series ((or Class)) is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))
ARTICLE IX
CUSTODIAN
APPOINTMENT AND DUTIES
 SECTION 1. The Trustees shall at all times employ a bank((,)) [or] ((a company that is a member of a national securities exchange,)) trust company((, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) having capital, surplus((,)) and undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations ((and)) other requirements, if any, as may be contained in the Bylaws of the Trust((, if any)):
 (1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;
 (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; ((and))
 (3) to disburse such funds upon orders or vouchers;
and the Trust may also employ such custodian as its agent:
 (1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and
 (2) to compute, if authorized to do so [by the Trustees], the Net Asset Value of any Series ((or Class thereof)) in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.
 [ if so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]
 The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and ((such)) [the] sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank((, a company that is a member of a national securities exchange,)) [or] trust company [organized under the laws of the United States or one of the states thereof and]((, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder)), having capital((,)) [and] surplus((,)) and [individual] ((undivided)) profits of at least [2] ((two)) million dollars ($2,000,000)((,)) or such other [person] ((amount)) as [may] ((shall)) be [permitted] ((allowed)) by the Commission[,] or [otherwise in accordance with] ((by)) the 1940 Act [as from time to time amended].
[CENTRAL CERTIFICATE SYSTEM]
((CENTRAL DEPOSITORY SYSTEM))
 SECTION 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act [as from time to time amended], pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities[,]((;)) provided that all such deposits shall be subject to withdrawal only upon the order of the Trust ((or its custodian, subcustodians, or other authorized agents)).
ARTICLE X
[DISTRIBUTIONS AND REDEMPTIONS]
((DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE))
DISTRIBUTIONS
SECTION 1.
 (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.
 (b) The Trustees shall have ((the)) power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series((, or Classes thereof,)) at the election of each Shareholder of that Series.
 ((The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))
 (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a stock dividend)) pro rata among the Shareholders of a particular Series((, or Class thereof,)) as of the record date of that Series ((or Class)) fixed as provided in ((Article XII,)) Section 3 [hereof a "stock dividend"]. REDEMPTIONS
 SECTION 2. In case any holder of record of Shares of a particular Series ((or Class of a Series)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may((,)) from time to time((,)) authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series((,)) and payment for such Shares ((less any applicable deferred sales charges and/or fees)) shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.
DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS
 SECTION 3. The term "Net Asset Value" of any Series ((or Class)) shall mean that amount by which the assets of that Series[,] ((or Class)) exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class)) of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations((,)) and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((o))rder of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time((,)) the Trustees may cause the value per Share last determined to be determined again in ((a)) similar manner and may fix the time when such redetermined value shall become effective.
SUSPENSION OF THE RIGHT OF REDEMPTION
 SECTION 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify((,)) but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.))
ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION
LIMITATION OF LIABILITY
 SECTION 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee((,)) or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office.
[INDEMNIFICATION]
((INDEMNIFICATION OF COVERED PERSONS))
SECTION 2.
 (a) Subject to the exceptions and limitations contained in Section
(b) below:
  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit((,)) or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;
  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
 (b) No indemnification shall be provided hereunder to a Covered
Person:
  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office((;)) or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office,
   (A) by the court or other body approving the settlement;
   (B) by at least a majority of those Trustees who are neither [i]Interested [p]((P))ersons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full ((trial-type))inquiry); or
   (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full ((trial-type))inquiry);
provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.
 (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer((,)) and shall inure to the benefit of the heirs, executors((,)) and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.
 (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit((,)) or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [(a)] (((i))) such Covered Person shall have provided appropriate security for such undertaking[,]((;)) [((ii))) the Trust is insured against losses arising out of any such advance payments((;)) or [(c)] (((iii))) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a ((trial-type))written opinion, shall have determined, based upon a review of readily available facts (as opposed to a ((trial-type))inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.
[SHAREHOLDERS]
((INDEMNIFICATION OF SHAREHOLDERS))
 SECTION 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators((,)) or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.
ARTICLE XII
MISCELLANEOUS
[TRUST NOT A PARTNERSHIP]
((TRUST NOT A PARTNERSHIP, ETC.))
 SECTION 1. It is hereby expressly declared that a trust ((is created hereby)) and not a partnership((, joint stock association, corporation, bailment, or any form of)) a ((legal relationship other than a trust ))[is created hereby]. No Trustee hereunder shall have any power to ((personally)) bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract((,)) or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present((,)) or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.
[TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY] ((TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY))
 SECTION 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.
ESTABLISHMENT OF RECORD DATES
 SECTION 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date[,] not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend((s)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid. [TERMINATION OF TRUST]
((DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.))
 SECTION 4. [(a)] ((1. DURATION)). [This] ((The)) Trust shall continue without limitation of time((,)) but subject to the provisions of [sub-section (b) of] this [Section 4] ((Article XII)).
 [(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may]
 ((SECTION 4.2. TERMINATION OF THE TRUST, A SERIES OR A CLASS. (a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,
  (i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;))
  [(i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]
  (((ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with
Section 4.3 below; and))
  [(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]
 [Upon making provision for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.]
  (((iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and))
 [(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]
 (((b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, as appropriate, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.
 SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. Subject to applicable Federal and state law and except as otherwise provided in
Section 4.4 below, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or substantially all of the Trust property or Trust property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series, as the case may be. Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.
 SECTION 4.4. INCORPORATION; REORGANIZATION. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all of the Trust property or the Trust property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series therof sells, conveys, or transfers substantially all of its assets to another entity or merges or consolidates with another entity.))
FILING OF COPIES, REFERENCES, AND HEADINGS
 SECTION 5. The original or a copy of this instrument and of each [d]((D))eclaration of [t]((T))rust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]((D))eclaration of [t]((T))rust shall be filed by the Trustees with the Secretary of [t]((T))he Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]((D))eclarations of [t]((T))rust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]((D))eclaration of [t]((T))rust. In this instrument or in any such supplemental [d]((D))eclaration of [t]((T))rust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]((D))eclaration of [t]((T))rust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.
APPLICABLE LAW
 SECTION 6. The [t]((T))rust set forth in this instrument is made in [t]((T))he Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust((, and the absence of a trust.specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions)).
AMENDMENTS
 SECTION 7. [ If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case] ((Except as specifically provided herein)), the Trustees [shall] ((may, without shareholder vote,)) amend or otherwise supplement this [instrument,] ((Declaration of Trust)) by making((an amendment,)) a [d]((D))eclaration of [t]((T))rust supplemental hereto [, which thereafter shall form a part hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this
Article XII.]((or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII;
(b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this
Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.))
FISCAL YEAR
 SECTION 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, ((if any,)) provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.
USE OF THE WORD "FIDELITY"
 SECTION 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR ((or a subsidiary or affiliate thereof)) as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity((.))"[.] FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations((,)) or businesses [which] ((that)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.
PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.
 ((SECTION 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.
 (b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.))
 IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument [this 16 day] ((as)) of [February, 1995.]((the date set forth above.))
[signature lines omitted]

EXHIBIT 2
COMPARISON OF STAND ALONE FUNCTION STRUCTURE
TO
MASTER FEEDER FUND STRUCTURE
STAND ALONE FUND STRUCTURE
The "Stand Alone Fund Structure" diagram contains three circles labeled "Individual Fund A-1 (Managed by FMR)," "Individual Fund A-2 (Managed by FMR)," and "Individual Fund A-3 (Managed by FMR)," respectively. Above each circle attached by a line is a single rectangular box. The three rectangular boxes are labeled "Retail Investors," "Institutional Investors," and "Retirement Investors," respectively.
MASTER FEEDER FUND STRUCTURE
The "Master Feeder Fund Structure" diagram contains a single circle labeled "Master Fund (Managed by FMR)." Surrounding the circle attached by lines are three square boxes labeled "Feeder Fund A-1," "Feeder Fund A-2," and "Feeder Fund A-3," respectively. Attached to each square box a line is a single rectangular box. The three rectangular boxes are labeled "Retail Investors," "Institutional Investors," and Retirement Investors," respectively.
EXHIBIT 3
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY TREND FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [Modification] ((AGREEMENT AMENDED and RESTATED as of)) made this [1st] ((__)) day of [August,] [1993] ((1999,)) by and between Fidelity Trend Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), ((on behalf of its single existing series of shares of beneficial interest (hereinafter called the "Portfolio"),)) and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [November 1, 1989] August 1, 1993, to a modification of said Contract in the manner set forth below. The [Modified] ((Amended)) Management Contract shall, when executed by duly authorized officers of the Fund and [the] Adviser, take effect on [the later of August 1, 1993] ((________________)).
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the [Trust] ((Fund)) shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a [b]((B))asic [f]((F))ee and a [p]((P))erformance [a]((A))djustment [to the basic fee based upon the investment performance of the Portfolio in relation to the]((. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the)) Standard & Poor's 500 [Composite Stock Price] Index (the "Index"). ((The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.)) The [b]((B))asic [f]((F))ee and the [p]((P))erformance [a]((A))djustment will be computed as follows:
  (a) Basic Fee Rate[.]((:)) The annual [b]((B))asic [f]((F))ee [r]((R))ate shall be the sum of the [g]((G))roup [f]((F))ee [r]((R))ate and the [i]((I))ndividual [f]((F))und [f]((F))ee [r]((R))ate calculated to the nearest millionth decimal place as follows:
   [(i)] (((i))) Group Fee Rate. The [g]((G))roup [f]((F))ee [r]((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set
forth in the [charter] ((   F    und's Declaration)) of [each
investment company)] ((Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The [g]((G))roup [f]((F))ee [r]((R))ate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets   Annualized Fee Rate (for each level)

0      -  $ 3 billion  .5200%

3      -  6            .4900%

6      -  9            .4600%

9      -  12           .4300%

12     -  15           .4000%

15     -  18           .3850%

18     -  21           .3700%

21     -  24           .3600%

24     -  30           .3500%

30     -  36           .3450%

36     -  42           .3400%

42     -  48           .3350%

48     -  66           .3250%

66     -  84           .3200%

84     -  102          .3150%

102    -  138          .3100%

138    -  174          .3050%

[Over  -  174]         [.3000%]

((174  -  210          .3000%

210    -  246          .2950%

246    -  282          .2900%

282    -  318          .2850%

318    -  354          .2800%

354    -  390          .2750%

390    -  426          .2700%

426    -  462          .2650%

462    -  498          .2600%

498    -  534          .2550%

Over   -  534          .2500%))

   (ii)Individual Fund Fee Rate. The [i]((I))ndividual [f]((F))und [f]((F))ee [r]((R))ate shall be ((0)).30%.
  (b) Basic Fee[:]((.)) One-twelfth of the [b]((B))asic [f]((F))ee [r]((R))ate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the [b]((B))asic [f]((F))ee. [This basic fee will be subject to upward or downward adjustment on the basis of the Portfolio's investment performance as follows:]
  (c) Performance Adjustment ((Rate)): An adjustment to the monthly
basic fee will be made by applying    the P    erformance
   A    djustment    R    ate to the average net assets of the
Portfolio over the performance period. One-twelfth of the resulting
dollar figure will be added to or subtracted from the    B    asic
   F    ee depending on whether the Portfolio experienced    better or
wor    se performance than the Index. The [p]((P))erformance
[a]((A))djustment [r]((R))ate is 0.02% for each percentage point [rounded to the nearer point (the higher point if exactly one-half a point)] (((the performance of the Portfolio and the Index each being calculated to the nearest 0.01%))) that the Portfolio's investment performance over the month and the preceding 35 months (the "Performance Period") was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is [+] 0.20%.
 The Portfolio's investment performance will be measured by comparing
(i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash
distributions of the    companies whose stocks comprise     the Index,
will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 [The adjustment to the basic fee will not be cumulative. An increased fee rate will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.]
  (d) ((Performance Adjustment)). One-twelfth of the annual [p]((P))erformance [a]((A))djustment [r]((R))ate [shall] ((will)) be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust adjusted as provided in sub-paragraph (e) of this paragraph 3 below, if applicable ((or other organizational document))) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the basic fee.
  (e) In the event of a merger or other business combination involving another entity for which the Adviser is the investment adviser, and where such other entity utilizes a performance adjustment in determining its investment advisory fee, then:
   (A) For purposes of determining the amount of the performance adjustment, the net assets of the acquired entity averaged over the period from the first day of the performance period through the date of the transaction shall be considered to have been included in the net assets of the Portfolio for the period from the first day of the performance period through the date of the transaction.
   (B) For purposes of determining the performance adjustment, the opening net asset value of one share of the Portfolio on the first business day of the performance period shall be adjusted on a dollar-weighted basis by (i) multiplying the percentage change (to the nearest one-hundredth of one percent) between the actual net asset value of one share of the Portfolio and of the other entity on the first day of the Portfolio's performance period and such respective net asset values per share on the date of the transaction (as computed in paragraph 3(c) by the respective average net assets of the Portfolio and such other entity (measured from the first day of the Portfolio's performance period through the date of the transaction);
(ii) combining the products determined in (i); (iii) dividing by the sum of the average net assets of the Portfolio and such other entity; and (iv) if a positive percentage, dividing 1 plus the percentage determined in (iii) (expressed as a decimal to the nearest one-hundredth of a percent) into the net asset value of one share of the Portfolio on the date of the transaction (as computed in paragraph 3(c); or (v) if a negative percentage, deducting the percentage determined in (iii) (expressed as a decimal to the nearest one-hundredth of a percent) from 1 and dividing the result into the net asset value of one share of the Portfolio on the date of the transaction (as computed in paragraph 3 (c). The resulting adjusted net asset value of one share of the Portfolio on the first business day of the Portfolio's performance period shall be utilized in calculating the annual rate of performance adjustment under paragraph 3 (c) for the 36 monthly fee calculations following the date of the transaction. One-twelfth of the annual performance adjustment rate shall be applied to the average of the net assets of the Portfolio determined as provided in paragraph 3(e) (A). The performance adjustment so computed shall be added to or deducted from the amount of the basic fee (as computed in paragraph 3(b) depending upon whether the performance of the Portfolio exceeded or was exceeded by the record of the Index.
  (f) In [the] case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The [b]((B))asic [f]((F))ee [r]((R))ate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this [p]((P))erformance [a]((A))djustment to the [b]((B))asic [f]((F))ee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1994] ((1999)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or [the] ((any)) other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 The terms "vote of a majority of the outstanding ((voting)) securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, ((and their respective seals to be hereunto affixed,)) all as of the date written above.
[signature lines omitted]
EXHIBIT 4
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
AND
((FIDELITY TREND FUND ON BEHALF OF FIDELITY TREND FUND))
 ((AMENDMENT)) [AGREEMENT] made this [1st] ((___)) day of [December, 1989] ((____)), ((1999)), by and between Fidelity Management & Research [(U.K.) Inc.,] ((Company)), a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the ["Sub-Adviser"] "((Advisor))") [and] ((;)) Fidelity Management & Research [Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (((U.K.) Inc.)) (hereinafter called the ["Adviser"] (("Sub-Advisor"); and Fidelity Trend Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Trend Fund (hereinafter called the "Portfolio").
Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 6 of the existing Sub-Advisory Agreement dated December 1, 1989, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on
      .))
 WHEREAS the ((Trust and the)) [Adviser has] ((Advisor have)) entered into a Management Contract [with Fidelity Trend Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),] on behalf of [its single existing series of shares of beneficial interest, Fidelity Trend Fund (hereinafter called] the ["]Portfolio [")](( , ))pursuant to which the [Adviser] ((Advisor))is to act as investment [adviser to the Fund,] ((manager of the Portfolio;)) and
 WHEREAS the [Sub-Adviser] ((Sub-Advisor and its subsidiaries and other affiliated persons)) [has] ((have)) personnel in [Western Europe] ((various locations throughout the world)) and [was] ((have been)) formed ((in part)) for the purpose of researching and compiling information and recommendations with respect to the economies of various countries((,)) and ((securities of)) issuers located [outside of North America, principally in Western Europe] ((in such countries, and providing investment advisory services in connection therewith;))
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the ((Trust, the)) [Adviser] ((Advisor)) and the [Sub-Adviser] ((Sub-Advisor)) agree as follows:
 ((1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))
 [1. The Sub-Adviser shall act as an investment consultant to the Adviser and shall furnish the Adviser factual information, research reports and investment recommendations relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all as the Adviser may reasonably require. Such information shall include written and oral reports and analyses.]
  (((a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.))
 [2. The Sub-Adviser will be compensated by the Adviser on the following basis for the services to be furnished hereunder: the Adviser agrees to pay the Sub-Adviser a monthly fee equal to 110% of the Sub-Adviser's costs incurred in connection with the agreement, said costs to be determined in relation to the assets of the Portfolio that benefits from the services of the sub-adviser.]
  (((a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
 [3.] ((6. Interested Persons:)) It is understood that Trustees, officers((,)) and shareholders of the [Fund] ((Trust)) are or may be or become interested in the [Adviser] ((Advisor)) [and] ((or)) the [Sub-Adviser] ((Sub-Advisor)) as directors, officers or otherwise and that directors, officers and stockholders of the [Adviser] ((Advisor)) [and] ((or)) the [Sub-Adviser] ((Sub-Advisor)) are or may be or become similarly interested in the [Fund] ((Trust)), and that the [Adviser] ((Advisor)) or the [Sub-Adviser] ((Sub-Advisor)) may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
 [4. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5.] ((7. Services to Other Companies or Accounts:)) The [S]((s))ervices of the [Sub-Adviser] ((Sub-Advisor)) to the [Adviser] ((Advisor)) are not to be deemed to be exclusive, the [Sub-Adviser] ((Sub-Advisor)) being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the [Sub-Adviser's] ((Sub-Advisor's)) ability to meet all of its obligations [with respect to rendering investment advice] hereunder. [In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser, the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.] ((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.))
 9. ((Duration and Termination of Agreement; Amendments)):
 [6.] (a) Subject to prior termination as provided in [sub-paragraph] ((subparagraph (d) of this paragraph [6] ((9)), this Agreement shall continue in force until July 31, [1990] ((1999)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] ((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the [Adviser] ((Advisor)), the [Sub-Adviser] ((Sub-Advisor)) and the Portfolio [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))
  (c) In addition to the requirements of [sub-paragraphs] ((subparagraphs)) (a) and (b) of this paragraph [6] ((9)), the terms of any continuance [of] ((or)) modification of [the] ((this)) Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] ((Trust)) who are not parties to [such] ((this)) Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the [Adviser] ((Advisor)), the [Sub-Adviser] ((Sub-Advisor)) or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7.](( 10. Limitation of Liability:)) The [Sub-Adviser] ((Sub-Advisor)) is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document)) of the [Fund] ((Trust)) and agrees that any obligations of the [Fund] ((Trust)) or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the [Sub-Adviser] ((Sub-Advisor)) shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the [Sub-Adviser] ((Sub-Advisor)) seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of] 1940 ((Act)) as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[signature lines omitted]
EXHIBIT 5
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
AND
((FIDELITY TREND FUND ON BEHALF OF FIDELITY TREND FUND))
 ((AMENDMENT)) [AGREEMENT] made this [1st] ((___)) day of [December 1989] ((____, 1999)), by and between Fidelity Management & Research [(Far East) Inc.,] ((Company)), a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the ["Sub-Adviser"] "((Advisor))") [and] ((;)) Fidelity Management & Research [Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (((Far East) Inc.)) (hereinafter called the ["Adviser"] (("Sub-Advisor"); and Fidelity Trend Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Trend Fund (hereinafter called the "Portfolio").
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 6 of the existing Sub-Advisory Agreement dated December 1, 1989, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on
 .))
 WHEREAS the ((Trust and the)) [Adviser has] ((Advisor have)) entered into a Management Contract [with Fidelity Trend Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),] on behalf of [its single existing series of shares of beneficial interest, Fidelity Trend Fund (hereinafter called] the ["]Portfolio [")](( , ))pursuant to which the [Adviser] ((Advisor)) is to act as investment [adviser to the Fund,] ((manager of the Portfolio;)) and
 WHEREAS the [Sub-Adviser] ((Sub-Advisor and its subsidiaries and other affiliated persons)) [has] ((have)) personnel in [Asia and the Pacific Basin] ((various locations throughout the world)) and [was] ((have been)) formed ((in part)) for the purpose of researching and compiling information and recommendations with respect to the economies of various countries((,)) and ((securities of)) issuers located [outside of North America, principally in Asia and the Pacific Basin] ((in such countries, and providing investment advisory services in connection therewith;))
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the ((Trust, the)) [Adviser] ((Advisor)) and the [Sub-Adviser] ((Sub-Advisor)) agree as follows:
 ((1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))
 [1. The Sub-Adviser shall act as an investment consultant to the Adviser and shall furnish the Adviser factual information, research reports and investment recommendations relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all as the Adviser may reasonably require. Such information shall include written and oral reports and analyses.]
  (((a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.))
 [2. The Sub-Adviser will be compensated by the Adviser on the following basis for the services to be furnished hereunder: the Adviser agrees to pay the Sub-Adviser a monthly fee equal to 105% of the Sub-Adviser's costs incurred in connection with the agreement, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the sub-adviser.]
  (((a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
 [3.]((6. Interested Persons:)) It is understood that Trustees, officers((,)) and shareholders of the [Fund] ((Trust)) are or may be or become interested in the [Adviser] ((Advisor)) [and] ((or)) the [Sub-Adviser] ((Sub-Advisor)) as directors, officers or otherwise and that directors, officers and stockholders of the [Adviser] ((Advisor)) [and] ((or)) the [Sub-Adviser] ((Sub-Advisor)) are or may be or become similarly interested in the [Fund] ((Trust)), and that the [Adviser] ((Advisor)) or the [Sub-Adviser] ((Sub-Advisor)) may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
 [4. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5.] ((7. Services to Other Companies or Accounts:)) The [S]((s))ervices of the [Sub-Adviser] ((Sub-Advisor)) to the [Adviser] ((Advisor)) are not to be deemed to be exclusive, the [Sub-Adviser] ((Sub-Advisor)) being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the [Sub-Adviser's] ((Sub-Advisor's)) ability to meet all of its obligations [with respect to rendering investment advice] hereunder. [In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser, the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.] ((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.))
 9.(( Duration and Termination of Agreement; Amendments)):
  [6.] (a) Subject to prior termination as provided in [sub-paragraph] ((subparagraph)) (d) of this paragraph [6] ((9)), this Agreement shall continue in force until July 31, [1990] ((1999)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] ((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the [Adviser] ((Advisor)), the [Sub-Adviser] ((Sub-Advisor)) and the Portfolio [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))
  (c) In addition to the requirements of [sub-paragraphs] ((subparagraphs)) (a) and (b) of this paragraph [6] ((9)), the terms of any continuance [of] ((or)) modification of [the] ((this)) Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] ((Trust)) who are not parties to [such] ((this)) Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the [Adviser] ((Advisor)), the [Sub-Adviser] ((Sub-Advisor)) or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7.] ((10. Limitation of Liability:)) The [Sub-Adviser] ((Sub-Advisor)) is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document)) of the [Fund] ((Trust)) and agrees that any obligations of the [Fund] ((Trust)) or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the [Sub-Adviser] ((Sub-Advisor)) shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the [Sub-Adviser] ((Sub-Advisor)) seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of] 1940 ((Act)) as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[signature lines omitted]
EXHIBIT 6
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)

INVESTMENT                             FISCAL        AVERAGE        RATIO OF NET
OBJECTIVE AND FUND                     YEAR END (A)  NET ASSETS     ADVISORY FEES
                                                     (MILLIONS)(B)  TO AVERAGE
                                                                    NET ASSETS
                                                                    PAID
                                                                    TO FMR (C)

GROWTH

Export and Multinational Fund           8/31/97      $ 415.7                        0.60%
((pound))

Advisor Korea Fund, Inc. ((psi))        9/30/97       49.9                          1.00

Destiny I ((pound))                     9/30/97       5,260.4                       0.36

Destiny II ((pound))                    9/30/97       3,074.7                       0.50

Advisor Emerging Asia Fund,             10/31/97      130.4                         1.16
Inc. ((psi))

Advisor Overseas: ((epslon))

 Class A                                10/31/97      2.6                           0.81

 Class T                                10/31/97      1,112.8                       0.81

 Class B                                10/31/97      29.0                          0.81

 Class C ((hollow diamond))             10/31/98**    4.2                           0.81

 Institutional Class                    10/31/97      30.4                          0.81

Canada ((epslon))                       10/31/97      127.5                         0.39

Capital Appreciation ((pound))          10/31/97      1,773.3                       0.41

Disciplined Equity ((pound))            10/31/97      2,212.1                       0.44

Diversified International ((epslon))    10/31/97      1,106.3                       0.83

Emerging Markets ((epslon))             10/31/97      1,049.2                       0.75

Europe ((epslon))                       10/31/97      874.8                         0.78

Europe Capital Appreciation             10/31/97      335.4                         0.65
((epslon))

France ((epslon))                       10/31/97      6.3                           0.00*

Germany ((epslon))                      10/31/97      11.9                          0.48*

Hong Kong and China ((rex-all))         10/31/97      217.5                         0.75

International Value ((rex-all))         10/31/97      305.5                         0.85

Japan ((rex-all))                       10/31/97      295.1                         0.93

Japan Small Companies ((rex-all))       10/31/97      94.1                          0.75

Latin America ((epslon))                10/31/97      868.0                         0.75

Nordic ((epslon))**                     10/31/97      68.5                          0.75

Overseas ((epslon))                     10/31/97      3,574.3                       0.84

Pacific Basin ((rex-all))               10/31/97      347.5                         0.70

Southeast Asia ((rex-all))              10/31/97      584.7                         0.76

Stock Selector ((pound))                10/31/97      1,738.2                       0.47

TechnoQuant Growth**                    10/31/97      63.4                          0.59(dagger)

United Kingdom ((epslon))               10/31/97      5.1                           0.00*

Value ((pound))                         10/31/97      7,464.9                       0.46

Worldwide ((epslon))                    10/31/97      1,067.5                       0.75


Advisor Equity Growth: ((pound))

 Class A                                11/30/97     $ 14.6                         0.60%

 Class T                                11/30/97      3,860.7                       0.60

 Class B                                11/30/97      31.7                          0.60

 Class C                                11/30/97      0.5                           0.60

 Institutional Class                    11/30/97      1,154.7                       0.60

Advisor Growth Opportunities:
((pound))

 Class A                                11/30/97      136.1                         0.52(dagger)

 Class T                                11/30/97      20,087.8                      0.52(dagger)

 Class B                                11/30/97      395.4                         0.52(dagger)

 Class C                                11/30/97      2.9                           0.52(dagger)

 Institutional Class                    11/30/97      384.3                         0.52(dagger)

Advisor Large Cap: ((pound))

 Class A                                11/30/97      1.5                           0.60

 Class T                                11/30/97      35.8                          0.60

 Class B                                11/30/97      16.1                          0.60

 Class C ((sunburst))                   11/30/97      0.0                           0.60

 Institutional Class                    11/30/97      7.7                           0.60

Advisor Mid Cap: ((pound))

 Class A                                11/30/97      2.6                           0.60

 Class T                                11/30/97      266.9                         0.60

 Class B                                11/30/97      43.5                          0.60

 Class C                                11/30/97      0.1                           0.60

 Institutional Class                    11/30/97      52.0                          0.60

Advisor Strategic
 Opportunities: ((pound))

 Class A                                11/30/97      1.1                           0.40(dagger)

 Class T                                11/30/97      494.6                         0.40(dagger)

 Class B                                11/30/97      99.5                          0.40(dagger)

 Institutional Class                    11/30/97      5.9                           0.40(dagger)

 Initial Class                          11/30/97      20.5                          0.40(dagger)

Advisor TechnoQuant
Growth: ((pound))

 Class A                                11/30/97      4.1                           0.60

 Class T                                11/30/97      13.0                          0.60

 Class B                                11/30/97      6.4                           0.60

 Class C  ((sunburst))                  11/30/97      0.0                           0.60

 Institutional Class                    11/30/97      1.3                           0.60

Emerging Growth ((pound))               11/30/97     $ 1,907.1                      0.77%

Growth Company ((pound))                11/30/97      10,175.2                      0.47

New Millennium ((pound))                11/30/97      1,437.9                       0.74

Retirement Growth ((pound))             11/30/97      4,042.6                       0.41

Congress Street                         12/31/97      86.8                          0.45

Contrafund ((pound))                    12/31/97      27,817.1                      0.48

Exchange                                12/31/97      291.8                         0.54

Trend ((pound))                         12/31/97      1,442.4                       0.42

Variable Insurance Products:

 Growth

  Initial Class                         12/31/97      6,937.2                       0.60

  Service Class                         12/31/97      0.6                           0.60

 Overseas ((epslon))

  Initial Class                         12/31/97      1,917.4                       0.75

  Service Class                         12/31/97      0.3                           0.75

Variable Insurance Products II:

 Asset Manager: Growth ((pound))

  Initial Class                         12/31/97      389.5                         0.60

  Service Class  ((sunburst))           12/31/97      0.0                           0.60

 Contrafund ((pound))

  Initial Class                         12/31/97      3,294.9                       0.60

  Service Class                         12/31/97      1.4                           0.60

Variable Insurance Products III:

 Growth Opportunities ((pound))

  Initial Class                         12/31/97      703.1                         0.60

  Service Class                         12/31/97      0.7                           0.60

Select Portfolios:

 Air Transportation ((pound))           2/28/98       62.7                          0.60

 American Gold                          2/28/98       279.5                         0.60

 Automotive ((pound))                   2/28/98       62.2                          0.59

 Biotechnology ((pound))                2/28/98       577.4                         0.60

 Brokerage and Investment               2/28/98       416.4                         0.60
 Management ((pound))

 Business Services and                  2/28/98       7.1                           0.60((italic B))
 Outsourcing ((pound))

 Chemicals ((pound))                    2/28/98       83.4                          0.60

 Computers ((pound))                    2/28/98       658.0                         0.60

 Construction and                       2/28/98       26.0                          0.60
 Housing ((pound))

 Consumer Industries ((pound))          2/28/98       26.5                          0.61

Select Portfolios: continued

 Cyclical Industries ((pound))          2/28/98      $ 3.6                          0.00%*

 Defense and Aerospace ((pound))        2/28/98       63.9                          0.60

 Developing                             2/28/98       238.7                         0.60
 Communications ((pound))

 Electronics ((pound))                  2/28/98       2,374.6                       0.60

 Energy ((pound))                       2/28/98       191.3                         0.59

 Energy Service ((pound))               2/28/98       964.1                         0.59

 Environmental Services ((pound))       2/28/98       27.8                          0.60

 Financial Services ((pound))           2/28/98       468.5                         0.60

 Food and Agriculture ((pound))         2/28/98       247.0                         0.60

 Health Care ((pound))                  2/28/98       1,590.8                       0.60

 Home Finance ((pound))                 2/28/98       1,334.7                       0.60

 Industrial Equipment ((pound))         2/28/98       60.1                          0.60

 Industrial Materials ((pound))         2/28/98       29.9                          0.60

 Insurance ((pound))                    2/28/98       110.4                         0.60

 Leisure ((pound))                      2/28/98       142.1                         0.60

 Medical Delivery ((pound))             2/28/98       159.1                         0.60

 Medical Equipment and                  2/28/99**     11.0                          0.60 ((italic B))
 Systems ((pound))((hollow diamond))

 Multimedia ((pound))                   2/28/98       59.1                          0.60

 Natural Gas ((pound))                  2/28/98       82.3                          0.59

 Natural Resources ((pound))            2/28/98       6.4                           0.00*

 Paper and Forest                       2/28/98       24.2                          0.60
 Products ((pound))

 Precious Metals and                    2/28/98       194.7                         0.60
 Minerals ((pound))

 Regional Banks ((pound))               2/28/98       1,035.6                       0.60

 Retailing ((pound))                    2/28/98       152.9                         0.60

 Software and Computer                  2/28/98       434.9                         0.60
 Services ((pound))

 Technology ((pound))                   2/28/98       552.2                         0.60

 Telecommunications ((pound))           2/28/98       413.4                         0.60

 Transportation ((pound))               2/28/98       57.4                          0.59

 Utilities Growth ((pound))             2/28/98       273.5                         0.60

Magellan ((pound))                      3/31/98       61,521.2                      0.43

Large Cap Stock ((pound))               4/30/98       133.9                         0.45

Mid Cap Stock ((pound))                 4/30/98       1,579.2                       0.60

Small Cap Stock ((pound))**             4/30/98       383.2                         0.35*(dagger)

Small Cap Stock Selector ((pound))      4/30/98       727.3                         0.67

Contrafund II ((pound))                 6/30/98       226.3                         0.59




INVESTMENT                       FISCAL        AVERAGE                        RATIO OF NET
OBJECTIVE AND FUND               YEAR END (A)  NET ASSETS                     ADVISORY FEES
                                               (MILLIONS)(B)                  TO AVERAGE
                                                                              NET ASSETS
                                                                              PAID
                                                                              TO FMR (C)
Fidelity Fifty ((pound))          6/30/98      $ 180.5                        0.43%

Advisor Focus Funds:

 Consumer Industries: ((pound))

  Class A                         7/31/98       1.3                           0.59

  Class T                         7/31/98       10.7                          0.59

  Class B                         7/31/98       2.2                           0.59

  Class C                         7/31/98       0.5                           0.59

  Institutional Class             7/31/98       2.7                           0.59

 Cyclical Industries: ((pound))

  Class A                         7/31/98       0.4                           0.59

  Class T                         7/31/98       2.7                           0.59

  Class B                         7/31/98       0.5                           0.59

  Class C                         7/31/98       0.1                           0.59

  Institutional Class             7/31/98       1.5                           0.59

 Financial Services: ((pound))

  Class A                         7/31/98       12.6                          0.59

  Class T                         7/31/98       82.7                          0.59

  Class B                         7/31/98       30.1                          0.59

  Class C                         7/31/98       8.3                           0.59

  Institutional Class             7/31/98       3.9                           0.59

 Health Care: ((pound))

  Class A                         7/31/98       10.5                          0.59

  Class T                         7/31/98       79.2                          0.59

  Class B                         7/31/98       22.1                          0.59

  Class C                         7/31/98       6.5                           0.59

  Institutional Class             7/31/98       7.1                           0.59

 Natural Resources: ((pound))

  Class A                         7/31/98       6.9                           0.59

  Class T                         7/31/98       499.5                         0.59

  Class B                         7/31/98       54.7                          0.59

  Class C                         7/31/98       1.6                           0.59

  Institutional Class             7/31/98       6.2                           0.59



 Technology: ((pound))

  Class A                        7/31/98       11.7                          0.59

  Class T                        7/31/98       76.3                          0.59

  Class B                        7/31/98       17.6                          0.59

  Class C                        7/31/98       3.0                           0.59

  Institutional Class            7/31/98       5.2                           0.59

Advisor Focus Funds: continued

 Utilities Growth: ((pound))

  Class A                        7/31/98      $ 1.4                          0.59%

  Class T                        7/31/98       13.9                          0.59

  Class B                        7/31/98       5.9                           0.59

  Class C                        7/31/98       1.6                           0.59

  Institutional Class            7/31/98       3.7                           0.59

Blue Chip Growth ((pound))       7/31/98       14,487.5                      0.47

Low-Priced Stock ((pound))       7/31/98       10,834.5                      0.74

OTC Portfolio ((pound))          7/31/98       4,213.9                       0.50


(a) All fund data are as of the fiscal year end noted in the chart or as of July 31, 1998, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*). The ratio for certain multi-class funds is presented gross of expense reductions.
(dagger) Annualized
(sunburst) Average net assets for the period shown were less than
$100,000
** Less than a complete fiscal year
(italic B) Based on estimated expenses
(rex-all) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)
L), with respect to the fund.
((epslon)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA (U.K.) L, with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(psi) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund. ((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.

TRE-pxs-1098 CUSIP#316423102/FUND#005
1.707794.100
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY TREND FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Ralph F. Cox, and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Trend Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 16, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                                                 ,
1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316423102/fund# 005

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the twelve nominees specified below as       [  ] FOR all                  [  ]           1.
    Trustees: Ralph F. Cox, Phyllis Burke Davis,         nominees listed                WITHHOLD
    Robert M. Gates, Edward C. Johnson 3d, E.            (except as marked to           authority to
    Bradley Jones, Donald J. Kirk, Peter S. Lynch,       the contrary    at left    ).  vote for all
    William O. McCoy, Gerald C. McDonough, Marvin                                       nominees.
    L. Mann, Robert C. Pozen, and Thomas R.
    Williams.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
    VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
    NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)



______________________________________________________________________

2.   To ratify the selection of PricewaterhouseCoopers         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     LLP as independent accountants of the fund.

3.   To authorize the Trustees to adopt an Amended and         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     Restated Declaration of Trust.

4.   To adopt a new fundamental investment policy for the      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
     fund permitting the fund to invest all of its assets in
     another open-end investment company    managed by
        Fidelity Management & Research Company or an
        affiliate     with substantially the same investment
     objective and policies.

5.   To approve an amended management contract for the         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
     fund.

6.   To approve a new sub-advisory agreement with FMR          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
     U.K. for the fund.

7.   To approve a new sub-advisory agreement with FMR          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
     Far East for the fund.

8.   To make certain fundamental investment policies of        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
     the fund non-fundamental.

9.   To eliminate certain fundamental policies of the fund.    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  9.

10.  To amend the fund's fundamental investment                FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  10.
     limitation concerning diversification.


TRE-PXC-1098    cusip # 316423102/fund# 005
Important information to help you understand and vote on the proposals Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.
WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
You are being asked to vote on the following proposals:
(v) To elect a Board of Trustees.
(w) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.
(x) To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
(y) To adopt a new fundamental investment policy for the fund permitting the fund to invest all of its assets in another open-end investment company managed by Fidelity Management & Research Company or an affiliate with substantially the same investment objective and policies.
(z) To approve an amended management contract for the fund.
(aa) To approve a new sub-advisory agreement with FMR U.K. for the fund.
(ab) To approve a new sub-advisory agreement with FMR Far East for the fund.
(ac) To make certain fundamental investment policies of the fund non-fundamental.
(ad) To eliminate certain fundamental policies of the fund.
(ae) To amend the fund's fundamental investment limitation concerning diversification.
WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)
The Trustees oversee the investment policies of the fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.
WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)
The independent accountants examine annual financial statements for the fund and provide other audit and tax-related services. They also sign or certify any financial statements of the fund that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).
WHY IS THE FUND PROPOSING TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST? (PROPOSAL 3)
The new Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility, and, subject to the applicable requirements of federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions.
Adoption of the new Declaration of Trust will not alter the Trustees' existing fiduciary obligations to act in the best interests of the fund's shareholders. Before utilizing any new flexibility that the new Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. The new Declaration of Trust amends the current Declaration of Trust in a number of significant ways. Please review the proxy statement for specific details.
WHAT ARE THE BENEFITS OF PERMITTING THE FUND TO INVEST ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR) OR AN AFFILIATE WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES? (PROPOSALS 3 AND 4)
FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. A number of mutual fund companies have developed "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. The purpose of the master-feeder fund structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. An example would be funds with the same investment objective but different minimum investments due to the servicing of individual shareholders versus institutional clients.
These proposals would enable the fund to invest all of its assets in another open-end investment company, managed by FMR or an affiliate, with substantially the same investment objective and policies. In order to implement the master-feeder structure, both the Declaration of Trust and the fund's policies must permit the structure. Proposal 3 would amend the Declaration of Trust to permit the structure and Proposal 4 would amend the policy at the fund level.
The master-feeder fund structure could generate operational efficiencies and the opportunity to reduce costs. However, no such plans are being contemplated at this time and the Trustees would only allow it in the future if they determined that it would be in the best interest of the fund and its shareholders.
WHY IS THE FUND PROPOSING TO ADOPT AN AMENDED MANAGEMENT CONTRACT?
(PROPOSAL 5)
The amended management contract for the fund principally modifies the fund's current contract to provide for lower management fees to be paid to FMR when FMR's assets under management exceed certain levels. The fund's amended management contract also allows FMR and the trust, on behalf of the fund, to modify the fund's management contract subject to the requirements of the Investment Company Act of 1940 (the 1940 Act).
In addition, the amended management contract revises the performance adjustment calculation by rounding the investment performance of both the fund and the comparative index to the nearest 0.01%, rather than the nearest 1.00%. This reduces the chance of minor changes in performance resulting in significant changes to the performance adjustment, and ultimately the fund's management fee.
The amended management contract will result in a management fee that is the same as or lower than the fee payable under the fund's present contract. The proposed change to the fund's performance adjustment calculation will either increase each fund's management fee or reduce it, depending on the performance of the fund and the relative performance of its respective index. Please refer to the proxy statement for specific details of the fund's amended management contract proposal.
WHAT IS A SUB-ADVISORY AGREEMENT, AND HOW DOES IT AFFECT FIDELITY TREND FUND? (PROPOSALS 6 AND 7)
The sub-advisory agreements would allow FMR to receive investment advice and research services from FMR U.K. and FMR Far East. FMR U.K., with its principal office in London, England, and FMR Far East, with its principal office in Tokyo, Japan are wholly owned subsidiaries of FMR. The agreements would also permit FMR to grant FMR U.K. and/or FMR Far East investment management authority if FMR believes it would be beneficial to the fund and its shareholders. In addition, the proposed agreements would allow FMR, FMR U.K., FMR Far East, and the trust, on behalf of the fund, to modify the proposed agreements subject to the requirements of the 1940 Act.

The sub-advisory agreements would allow FMR increased access to more specialized investment expertise in foreign markets. The proposed agreements would not increase the fees paid to FMR by the fund.
WHAT IS THE BENEFIT OF MAKING CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND NON-FUNDAMENTAL? (PROPOSAL 8)
By making some of the fund's fundamental (cannot be changed without shareholder approval) investment policies non-fundamental (future changes to the policy would only require approval by the Board of Trustees, not shareholders), the fund will be able to comply with the recently revised SEC requirements for concise, understandable descriptions of investment objectives and policies.
In addition, by making some of the fund's fundamental investment policies non-fundamental, the Trustees will be able to react more quickly, if necessary, when the SEC adopts a definitive version of its proposed name test rule (Name Test Rule) without the delay and expense of a shareholder meeting. The Name Test Rule governs the use of mutual fund names and, when eventually adopted by the SEC, may apply to the fund. It is not known what the final rule will require. It is anticipated that the approval of the proposal will not materially affect the manner in which the fund is managed, its investment performance, or the securities or instruments in which the fund invests.
WHY IS THE FUND PROPOSING TO ELIMINATE CERTAIN FUNDAMENTAL POLICIES?
(PROPOSAL 9)
The fund's investment objective and investment policies are fundamental (cannot be changed without shareholder approval) and have essentially remained the same since the fund commenced operations in 1958. As a result, the fund's investment strategies and policies are lengthier and less well defined than the strategies and policies of other Fidelity funds. Elimination of these policies will enable the fund to comply with the recently revised SEC requirements for concise, understandable descriptions of investment objectives and policies, and will allow the fund to more clearly communicate its investment strategy to shareholders.
If the proposal is approved, the fund's investment objective would remain unchanged while certain fundamental policies will be eliminated. The elimination of these investment policies is not expected to materially affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
WHAT IS THE BENEFIT OF AMENDING THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION? (PROPOSAL 10)
This proposal would permit the fund, subject to the requirements of the 1940 Act, to invest without limit in the securities of other investment companies. As a result of an order of exemption granted by the SEC, the fund may currently invest up to 25% of its total assets in non-publicly offered money market or short-term bond funds managed by FMR or an affiliate of FMR (the Central Funds). FMR anticipates that the Central Funds will benefit the fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities.
HAS THE FUND'S BOARD OF TRUSTEES APPROVED EACH PROPOSAL?
Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.
HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each share you own of the fund on the record date. The record date is October 19, 1998. HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration. ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."
IMPORTANT PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
FIDELITY TREND FUND
Dear Shareholder:
I am writing to let you know that a special meeting of shareholders of Fidelity Trend Fund will be held in December. The purpose of the meeting is to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposals and the materials to use when voting by mail.
Please read the enclosed materials and cast your vote on the proxy card. PLEASE VOTE AND RETURN YOUR CARD PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.
VOTING BY MAIL IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope.
If you have any questions before you vote, please call Fidelity at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative. Sincerely,
Edward C. Johnson 3d
Chairman and Chief Executive Officer